As filed with the Securities and Exchange Commission on October 11, 2002
                                                   1933 Act File No. 033-46924
                                                   1940 Act File No. 811-06618


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                        Pre-Effective Amendment No. ____                   [ ]
                        Post-Effective Amendment No.    36                 [X]
                                                      ------

                                          and/or


     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]
                      Amendment No.                  36
                                                   ------
                      (Check appropriate box or boxes.)


                           FIRST INVESTORS SERIES FUND II, INC.
                    (Exact name of Registrant as specified in charter)


                                 95 Wall Street
                           New York, New York 10005
             (Address of Principal Executive Offices) (Zip Code)
     Registrant's Telephone Number, Including Area Code): (212) 858-8000

                               Ms. Concetta Durso
                          Vice President and Secretary
                      First Investors Series Fund II, Inc.
                                 95 Wall Street
                           New York, New York 10005
                   (Name and Address of Agent for Service)

                                    Copy to:
                             Robert J. Zutz, Esq.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, NW
                             Washington, D.C. 20036

It is proposed that this filing will become effective (check appropriate box)

     [ ] immediately upon filing pursuant to paragraph (b)
     [ ]on (date) pursuant to paragraph (b)
     [ ]60 days after filing pursuant to paragraph (a)(1)
     [ ]on (date) pursuant to paragraph (a)(1)
     [ ]75 days after filing pursuant to paragraph (a)(2)
     [X] on December 31, 2002 pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      FIRST INVESTORS SERIES FUND II, INC.
                       CONTENTS OF REGISTRATION STATEMENT


This registration document is comprised of the following:

      Cover Sheet

      Contents of Registration Statement

      Prospectus for First Investors Utilities Income Fund

      Statement First Investors Utilities Income Fund

      Part C - Other Information

      Signature Page

[LOGO] FIRST INVESTORS


    Value Fund


    (formerly Utilities Income Fund)











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    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
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    THE DATE OF THIS

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                               P R O S P E C T U S
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                                                            IS DECEMBER 31, 2002

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Contents
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OVERVIEW OF THE FUND

What is the Value Fund?............................ 3
    Objective...................................... 3
     Principal Investment Strategies............... 3
     Principal Risks............................... 3
Who should consider buying the Value Fund?......... 4
How has the Value Fund performed?.................. 5
What are the fees and expenses of the Value Fund?.. 7

THE FUND IN DETAIL

What are the Value Fund's objectives, principal
  investment strategies and principal risks?.......10
Who manages the Value Fund?....................... 12

BUYING AND SELLING SHARES

How and when does the Fund price its shares?...... 13
How do I buy shares?.............................. 13
Which class of shares is best for me?............. 14
How do I sell shares?............................. 16
Can I exchange my shares for the shares of
  other First Investors Funds?.................... 17

ACCOUNT POLICIES

What about dividends and capital gain
   distributions?................................. 18
What about taxes?................................. 18
How do I obtain a complete explanation of all
   account privileges and policies?............... 20

FINANCIAL HIGHLIGHTS ............................. 21

------------------------------------------------------------------------------
OVERVIEW OF THE FUND
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WHAT IS THE VALUE FUND?

Objective:

The Fund's investment objective is to seek total return. This objective may be changed without shareholder approval.

Principal Investment Strategies:

The Fund invests primarily in dividend-paying stocks of companies that the Fund believes are undervalued. The fund may also invest, to a lesser extent, in preferred stocks, convertible securities and fixed income securities.

In selecting securities, the Fund first screens companies for those that pay dividends. The Fund then analyzes companies that appear to be undervalued. The Fund looks for companies that meet one or more quantitative standards, such as low price to earnings ratios or low price to cash flow ratios. The Fund then analyzes qualitative issues, such as whether the managements of the companies are pursuing reasonable strategies.

Although dividend-paying companies tend to be larger in size, the Fund invests in companies of any size, including small-cap and mid-cap issuers. While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies.

Principal Risks:

o An investment in the Fund is subject to market risk. Stock prices may decline over short or even extended periods not only because of company specific developments but also in response to movements in the overall securities markets, general economic conditions and changes in interest rates or investor sentiment.

o The prices of the Fund's investments in preferred stocks, convertible securities and other fixed income securities will fluctuate in relation to changes in interest rates, the economy and the financial conditions of companies that issue them. In general, these securities decline in value when interest rates rise or the financial conditions of their issuers deteriorate.

o Stocks that are considered "undervalued" may not rise as expected or may fall if anticipated events do not occur or investor perceptions do not change. Moreover, value stocks may fall our of favor with investors as a class.

o The market risk associated with small-cap and mid-cap stocks is generally greater than that associated with large-cap stocks because mid-cap and small-cap stocks tend to experience sharper price fluctuations than large-cap stocks, particularly during bear markets. Their earnings tend to be less predictable than those of larger, more established companies. The prices of these stocks can also be influenced by the anticipation of future products and services which, if delayed, could cause the prices to drop.

o Investments in foreign companies carry additional risks including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO SHOULD CONSIDER BUYING THE VALUE FUND?

The Value Fund may be used as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

o Are seeking total return,

o Are willing to accept a moderate degree of investment risk, and

o Have a long-term investment horizon and are able to ride out market cycles.

You should keep in mind that the Value Fund is not a complete investment program. For most investors, a complete program should include not only stock funds but also bond and money market funds. While stocks have historically outperformed other categories of investments over long periods of time, they generally carry higher risks. There have also been extended periods during which bonds and money market instruments have outperformed stocks. By allocating your assets among different types of funds, you can reduce the overall risk of your portfolio. Of course, even a diversified investment program can result in a loss.

HOW HAS THE VALUE FUND PERFORMED?

The following information shows how the Fund's performance has varied from year to year and in comparison with a broad-based index. This gives you some indication of the risks of investing in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart presented below shows the performance of the Fund's Class A shares over the past ten calendar years (or the life of the Fund, if less). The Fund also has Class B shares. The performance of Class B shares differs from the performance of Class A shares only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.

Prior to the date of this prospectus, the Fund was named the Utilities Income Fund and it primarily focused its investments in utilities industries. The Fund's performance likely would have been different had it been following its current investment policies and investment strategies.

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                                   VALUE FUND

The chart below has the following plot points:

1994            -8.50%
1995            32.20%
1996             7.63%
1997            24.01%
1998            11.43%
1999            15.70%
2000            -1.22%
2001           -19.88%


During the periods shown, the highest quarterly return was 14.77% (for the quarter ended March 31, 2000) and the lowest quarterly return was -12.47% (for the quarter ended September 30, 2001).

The Fund's year-to-date return as of September 30, 2002 is _____%.

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                                       6

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT IF YOU HOLD YOUR SHARES IN A RETIREMENT ACCOUNT OR IN ANY OTHER TAX-DEFERRED ACCOUNT.



                          AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS
ENDED DECEMBER 31, 2001)

                                                       LIFE OF
                                                       CLASS A     LIFE OF CLASS
                              1 YEAR     5 YEARS       SHARES*      B SHARES**

RETURN BEFORE TAXES          _______%    _______%      _______%      ________%

RETURN AFTER TAXES ON        _______%    _______%      _______%      ________%
DISTRIBUTIONS

RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF
FUND SHARES                  _______%    _______%      _______%      ________%

S&P 500 INDEX                _______%    _______%      _______%      ________%
(REFLECTS NO DEDUCTION FOR
FEE, EXPENSES, OR TAXES)

S&P UTILITIES INDEX***       _______%    _______%      _______%      ________%

* CLASS A SHARES COMMENCED OPERATIONS ON 2/22/93. THE RETURNS SHOWN FOR THE S&P INDEXES ARE FOR THE PERIOD 2/22/93 TO 12/31/01.

** CLASS B SHARES COMMENCED OPERATIONS ON 1/12/95. THE RETURNS SHOWN FOR THE S&P INDEXES ARE FOR THE PERIOD 1/12/95 TO 12/31/01.

***PRIOR TO 12/31/02, THE FUND INVESTED PRIMARILY IN SECURITIES ISSUED BY COMPANIES IN THE UTILITIES INDUSTRY.

--------------------------------------------------------------------------------
WHAT ARE THE FEES AND EXPENSES OF THE VALUE FUND?


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Shareholder fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)   Class A Shares    Class B Shares

Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)   5.75%              None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                      None*             4.0%**
--------------------------------------------------------------------------------

* A CDSC OF 1.00% WILL BE ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A SHARES THAT ARE PURCHASED WITHOUT A SALES CHARGE.

** 4% IN THE FIRST YEAR; DECLINING TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

Annual Fund operating expenses

(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-------------------- --------------- --------------- ----------- ---------------


                                         Distribution                   Total
                                         and Service                 Annual Fund
                          Management       (12b-1)        Other       Operating
                             Fees            Fees        Expenses      Expenses
                                                                         (1)
    Class A Shares          0.75%           0.30%           %             %
    Class B Shares          0.75%           1.00%           %             %
-------------------- --------------- --------------- ----------- ---------------

(1) THE FUND HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER TOTAL ANNUAL FUND OPERATING EXPENSES.

Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

--------------------------------------------------------------------------------
                       One Year       Three Years Five Years     Ten Years

If you redeem your shares:

Class A shares             $               $           $             $
--------------------------------------------------------------------------------
Class B shares             $               $           $             $*
--------------------------------------------------------------------------------
If you do not redeem your shares:
--------------------------------------------------------------------------------
Class A shares             $               $           $             $
--------------------------------------------------------------------------------
Class B shares             $               $           $             $*
--------------------------------------------------------------------------------

*ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

------------------------------------------------------------------------------
THE FUND IN DETAIL
------------------------------------------------------------------------------

WHAT ARE THE VALUE FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objectives:

The Fund's investment objective is to seek total return.

Principal Investment Strategies:

The Fund invests, under normal market conditions, primarily in dividend-paying stocks of companies that the Fund believes are undervalued in the market relative to their long term potential. The Fund may also invest, to a lesser degree, in preferred stock, convertible bonds, and fixed income securities.

In selecting securities, the Fund first screens companies for those that pay dividends. The Fund then analyzes companies that appear to be undervalued. Quantitatively, the Fund looks for companies that have one or more of the following characteristics: low price to earnings ratios, low price to cash flow ratios, low price to book value ratios, low corporate leverage, and insider buying.

Qualitatively, the Fund assesses whether management is implementing a reasonable corporate strategy and is operating in the interests of shareholders. Other considerations may include analysis of the company's balance sheet, competition within a company's industry of operation, barriers to entry, and the potential for product substitution.

Although dividend-paying companies tend to be larger companies, the Fund may invest in companies of any size. Market capitalization is not an initial factor during the security selection process, but may be considered in assembling the total portfolio.

While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies. The Fund's investments in securities of foreign companies are generally limited to those which are denominated in U.S. dollars and traded on a U.S. securities exchange or the Nasdaq Stock Market, either directly or through depository receipts.

The Fund typically sells a security when it reaches its anticipated valuation, its issuer shows deteriorating fundamentals, or alternative investments become more attractive. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. When the Fund is so invested, it may not achieve its investment objective.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).


Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Fund:

Market Risk:

Because the Fund primarily invests in common stocks, it is subject to market risk. Stock prices may decline over short or even extended periods not only because of company specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.

Undervalued Securities Risk:

The fund seeks to invest in securities that are undervalued and that will rise in value due to anticipated events and changes in investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall. Moreover, "value" stocks may fall out of favor with investors and decline in price as a class.

Small- and Mid-Cap Risk:

The market risk associated with small- and mid-cap stocks is generally greater than that associated with large-cap stocks because such stocks tend to experience sharper price fluctuations than large-cap stocks. The additional volatility associated with small-to-mid-cap stocks is attributable to a number of factors, including the fact that the earnings of small-to-mid-size companies tend to be less predictable than those of larger, more established companies. Small-to-mid-cap stocks are also not as broadly traded as stocks of companies with larger market caps. At times, it may be difficult for the fund to sell small-to-mid-cap stocks at reasonable prices.

Interest Rate and Credit Risk:

The values of preferred stock, convertible bonds and other fixed income securities are affected by changes in interest rates, the economy and the financial conditions of companies that issue them. When interest rates rise, the prices of these securities may fall; and, when interest rates decline, the prices of these securities increase. This is known as interest rate risk.

Credit risk is the risk that an issuer of bonds will be unable to pay interest or principal when due. In general, the price of a bond will decline when the credit quality of its issuer declines. Changes in the financial condition of an issuer, changes in general, economic conditions, and changes in specific conditions that affect a particular type of issuer can impact the credit quality of an issuer.


Foreign Investment Risk:

Foreign investments involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

WHO MANAGES THE VALUE FUND?

First Investors Management Company, Inc. ("FIMCO") is the investment adviser to the Fund. FIMCO has been an investment adviser to the First Investors Family of Funds since 1965. Its address is 95 Wall Street, New York, NY 10005. As of November 30, 2002, FIMCO served as investment adviser to 50 mutual funds or series of funds with total net assets of approximately $__________. FIMCO supervises all aspects of the Fund's operations. For the fiscal year ended September 30, 2002, FIMCO received advisory fees of _____% of the Fund's average daily net assets.

Matthew S. Wright serves as Portfolio Manager of the Fund. Mr. Wright is also the Portfolio Manager for the Life Series Value Fund. Mr. Wright joined FIMCO in February 1996 as an Equity Analyst.

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BUYING AND SELLING SHARES
------------------------------------------------------------------------------

HOW AND WHEN DOES THE FUND PRICE ITS SHARES?

The share price (which is called "net asset value" or "NAV" per share) for the Fund is calculated once each day as of 4 p.m., Eastern Time ("E.T."), on each day the New York Stock Exchange ("NYSE") is open for regular trading. The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate its NAV, the Fund first values its assets, subtracts its liabilities, and then divides the balance, called net assets, by the number of shares outstanding. The prices or NAVs of Class A shares and Class B shares will generally differ because they have different expenses.

The Fund's assets are generally valued on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service. If such information is not available for a security held by the Fund, is determined to be unreliable, or (to the Adviser's knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the close of trading on the NYSE), the security will be valued at its fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Fund. Debt obligations with maturities of 60 days or less are valued at amortized cost.


HOW DO I BUY SHARES?

You may buy shares of the Fund through a First Investors registered representative or through a registered representative of an authorized broker-dealer ("Representative"). Your Representative will help you complete and submit an application. Your initial investment must be at least $1,000 to open a non-retirement Fund account. We have lower initial investment requirements for retirement accounts and offer automatic investment plans that allow you to open any Fund account with as little as $50. Subsequent investments may be made in any amount. You can also arrange to make systematic investments electronically from your bank account or through payroll deduction. All the various ways you can buy shares are explained in the Shareholder Manual. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

If we receive your order in our Woodbridge, N.J. offices in correct form, as described in the Shareholder Manual, prior to the close of regular trading on the NYSE, your transaction will be priced at that day's NAV. If you place your order with your Representative prior to the close of regular trading on the NYSE, your transaction will also be priced at that day's NAV provided that your Representative transmits the order to our Woodbridge, N.J. offices by 5 p.m.,

E.T. Orders placed after the close of regular trading on the NYSE will be priced at the next business day's NAV. The procedures for processing transactions are explained in more detail in our Shareholder Manual which is available upon request.

The Fund reserves the right to refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

WHICH CLASS OF SHARES IS BEST FOR ME?

The Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures. Because of the different expense structures, each class of shares generally will have different NAVs and dividends. The principal advantages of Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Class A shares. The principal advantage of Class B shares is that all of your money is invested from the outset.

Class A shares of the Fund are sold at the public offering price which includes a front-end sales load. The sales charge declines with the size of your purchase, as illustrated below.


--------------------------------------------------------------------------------
                                      CLASS A SHARES
Your investment               Sales Charge as a percentage of
                          offering price       net amount invested
Less than $100,000             5.75%                    6.10%
--------------------------------------------------------------------------------
$100,000-$249,999              4.50                     4.71
--------------------------------------------------------------------------------
$250,000-$499,999              3.50                     3.63
--------------------------------------------------------------------------------
$500,000-$999,999              2.50                     2.56
--------------------------------------------------------------------------------
$1,000,000 or more              0*                       0*
--------------------------------------------------------------------------------

*IF YOU INVEST $1,000,000 OR MORE IN CLASS A SHARES, YOU WILL NOT PAY A FRONT-END SALES CHARGE. HOWEVER, IF YOU MAKE SUCH AN INVESTMENT AND THEN SELL YOUR SHARES WITHIN 24 MONTHS OF PURCHASE, YOU WILL PAY A CDSC OF 1.00%.


Class B shares are sold at net asset value, without any initial sales charge. However, you may pay a CDSC when you sell your shares. The CDSC declines the longer you hold your shares, as illustrated below. Class B shares convert to Class A shares after eight years.

------------------------------------------------------------------------------
                                                   CLASS B SHARES
Year of Redemption                      CDSC as a Percentage of Purchase Price
                                                or NAV at Redemption
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Within the 1st or 2nd year                                 4%
------------------------------------------------------------------------------
Within the 3rd or 4th year                                 3
------------------------------------------------------------------------------
In the 5th year                                            2
------------------------------------------------------------------------------
In the 6th year                                            1
------------------------------------------------------------------------------
Within the 7th year and 8th year                           0
------------------------------------------------------------------------------

There is no CDSC on Class B shares which are acquired through reinvestment of dividends or distributions. The CDSC is imposed on the lower of the original purchase price or the net asset value of the shares being sold. For purposes of determining the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month at the average cost of all purchases made during that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there is an insufficient number of these shares to meet your request in full, we will then sell those shares that have the lowest CDSC.

As described in the Shareholder Manual, sales charges and CDSCs may be reduced or waived under certain circumstances and for certain groups. Consult your Representative or call us directly at 1-800-423-4026 for details.

The Fund has adopted plans pursuant to Rule 12b-1 for its Class A and Class B shares that allow the Fund to pay fees for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average daily net assets) of up to 0.30% on Class A shares and 1.00% on Class B shares. No more than 0.25% of these payments may be for service fees. These fees are paid monthly in arrears. Because these fees are paid out of the Fund's assets on an ongoing basis, the higher fees for Class B shares will increase the cost of your investment. Rule 12b-1 fees may cost you more over time than paying other types of sales charges.

Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases in excess of $250,000. If you are investing in excess of $1,000,000, we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you generally depends upon the amount you invest, your time horizon, and your preference for paying the sales charge initially or later. If you fail to tell us what Class of shares you want, we will purchase Class A shares for you.

HOW DO I SELL SHARES?

You may redeem your Fund shares on any day the Fund is open for business by:

o Contacting your Representative who will place a redemption order for you;

o Sending a written redemption request to Administrative Data Management Corp. ("ADM"), at 581 Main Street, Woodbridge, N.J. 07095-1198;

o Telephoning the Special Services Department of ADM at 1-800-342-6221 (if you have elected to have telephone privileges); or

o Instructing us to make an electronic transfer to a predesignated bank (if you have completed an application authorizing such transfers).

Shares that you have owned for less than 15 days may only be redeemed by written request. Your redemption request will be processed at the price next computed after we receive the request, in good order, as described in the Shareholder Manual. For all requests, have your account number available.

Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared (which may take longer than 7 days).


If your account falls below the minimum account balance for any reason other than market fluctuation, the Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $15 annually on 60 days prior notice. The Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

The Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.


CAN I EXCHANGE MY SHARES FOR THE SHARES OF OTHER FIRST INVESTORS FUNDS?

You may exchange shares of the Fund for shares of other First Investors Funds without paying any additional sales charge. You can only exchange within the same class of shares (i.e., Class A to Class A). Consult your Representative or call ADM at 1-800-423-4026 for details.

The Fund reserves the right to reject any exchange request that appears to be part of a market timing strategy based upon the holding period of the initial investment, the amount of the investment being exchanged, the funds involved, and the background of the shareholder or dealer involved. The Fund is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing.

------------------------------------------------------------------------------
ACCOUNT POLICIES
------------------------------------------------------------------------------

WHAT ABOUT DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS?

To the extent that it has net investment income, the Fund will declare and pay dividends from net investment income on a quarterly basis. Any net realized capital gains will be declared and distributed on an annual basis, usually at the end of the Fund's fiscal year. The Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

Dividends and other distributions paid on both classes of the Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of the Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of the Fund or certain other First Investors Funds, or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional Fund shares. If you do not cash a distribution check and do not notify ADM to issue a new check within 12 months, the distribution may be reinvested in additional Fund shares. If any correspondence sent by the Fund is returned as "undeliverable," dividends and other distributions automatically will be reinvested in additional Fund shares. No interest will be paid to you while a distribution remains uninvested.

A dividend or distribution paid on a class of shares of a Fund will be paid in additional shares of the distributing class if it is under $10 or the Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).

WHAT ABOUT TAXES?

Any dividends or capital gain distributions paid by the Fund are taxable to you unless you hold your shares in an individual retirement account ("IRA"), 403(b) account, 401(k) account, or other tax-deferred account. Dividends and distributions of net short-term capital gains (if any) are taxable to you as ordinary income. Distributions of net long-term capital gains (if any) are taxed to you as long-term capital gains, regardless of how long you owned your Fund shares. You are taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

Your sale or exchange of Fund shares will be considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

HOW DO I OBTAIN A COMPLETE EXPLANATION OF ALL ACCOUNT PRIVILEGES AND POLICIES?

The Fund offers a full range of special privileges, including special investment programs for group retirement plans, systematic investment programs, automatic payroll investment programs, telephone privileges, and expedited redemptions by wire order or Automated Clearing House transfer. The full range of privileges, and related policies, are described in a special Shareholder Manual, which you may obtain on request. For more information on the full range of services available, please contact us directly at 1-800-423-4026.

------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the years indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rates that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.







                      [TO BE FILED BY SUBSEQUENT AMENDMENT]

------------------------------------------------------------------------------
VALUE FUND
------------------------------------------------------------------------------

[LOGO] FIRST INVESTORS


    VALUE FUND


    For investors who want more information about the Fund, the following documents are available free upon request:

    Annual/Semi-Annual Reports:

    Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

    Statement of Additional Information (SAI):

    The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.


    Shareholder Manual:

    The Shareholder Manual provides more detailed information about the purchase, redemption and sale of the Fund's shares.

    You can get free copies of reports, the SAI and the Shareholder Manual, request other information and discuss your questions about the Fund by contacting the Fund at:

    ADMINISTRATIVE DATA MANAGEMENT CORP.
    581 MAIN STREET
    WOODBRIDGE, NJ 07095-1198
    TELEPHONE:  1-800-423-4026

    You can review and copy Fund documents (including reports, Shareholder Manuals and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 942-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.

    (Investment Company Act File No.: 811-6618)

                      FIRST INVESTORS SERIES FUND II, INC.
                                   VALUE FUND

                                 95 Wall Street
                            New York, New York 10005
                                 1-800-423-4026

                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 31, 2002

      This is a Statement of Additional Information ("SAI") for FIRST INVESTORS SERIES FUND II, INC. ("SERIES FUND II" or "Corporation"). SERIES FUND II offers five separate series, each of which has different investment objectives and policies: FIRST INVESTORS ALL-CAP GROWTH FUND, FIRST INVESTORS FOCUSED EQUITY FUND, FIRST INVESTORS GROWTH & INCOME FUND, FIRST INVESTORS MID-CAP OPPORTUNITY FUND and FIRST INVESTORS VALUE FUND. Only VALUE FUND ("Fund") is described in this SAI.

      This SAI is not a prospectus. It should be read in conjunction with the Fund's Prospectus dated December 31, 2002. To obtain a free copy of the Fund's prospectus or shareholder report, please contact the Fund at the address or telephone number noted above. Information regarding the purchase, redemption and exchange of your Fund shares is contained in the Shareholder Manual, a separate section of the SAI that is a distinct document and may also be obtained free of charge by contacting the Fund at the address or telephone number noted above.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

History and Classification of the Fund........................................2

Non-Principal Investment Strategies and Risks.................................2

Investment Policies..........................................................10

Portfolio Turnover...........................................................11

Directors and Officers.......................................................12

Responsibilities of the Board of Directors...................................15

Management...................................................................16

Board Consideration of the Advisory Agreement................................17

Underwriter and Dealers......................................................18

Distribution Plans...........................................................19

Determination of Net Asset Value.............................................19

Allocation of Portfolio Brokerage............................................20

Purchase, Redemption and Exchange of Shares..................................22

Taxes........................................................................22

Performance Information......................................................26

Appendix A Description of Corporate Bond and  Convertible Security Ratings..A-1

Appendix B Description of Commercial Paper Ratings..........................B-1

Appendix C Description of Municipal Note Rating.............................C-1

Appendix D..................................................................D-1

                     HISTORY AND CLASSIFICATION OF THE FUND

      SERIES FUND II is a Maryland corporation organized on April 1, 1992. SERIES FUND II is authorized to issue shares of common stock, $0.001 par value, in such separate and distinct series and classes of shares as SERIES FUND II'S Board of Directors ("Board" or "Directors") shall from time to time establish. The shares of common stock of SERIES FUND II are presently divided into five separate and distinct series, each representing interests in a separate investment portfolio or Series of the Corporation. Each series of shares has two classes, designated Class A shares and Class B shares, each of which represents interests in the same investment portfolio. Each class has equal voting rights and votes together except on matters that are particular to one class of shares. SERIES FUND II is not required to hold annual shareholder meetings. The Board may, in its discretion, call a shareholder meeting. Furthermore, if requested to do so by the holders of at least 10% of the Fund's outstanding shares, the Board will call a special meeting of shareholders for any purpose, including the removal of Directors. Prior to December 31, 2002, the VALUE FUND was known as the Utilities Income Fund.

      The Fund is a diversified open-end management investment company.


                NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS

      Described below are investment strategies that may be employed by the Fund, including strategies to invest in particular types of securities, that are not principal investment strategies and the risks of those strategies. The Fund may only engage in the non-fundamental strategies to the extent permitted by its principal investment strategies and investment policies. The principal investment strategies, and principal risks of the Fund are set forth in the Fund's prospectus. The Fund's investment policies are set forth in the section of the SAI which is captioned "Investment Policies."

      AMERICAN DEPOSITORY RECEIPTS AND GLOBAL DEPOSITORY RECEIPTS. The Fund may invest in American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). ADRs typically are issued by a U.S. bank or trust company and evidence ownership of the underlying securities of foreign issuers. Generally, ADRs are denominated in U.S. dollars and are designed for use in the U.S. securities markets. Thus, these securities are not denominated in the same currency as the underlying securities into which they may be converted. While ADRs are not considered by the Fund to be "foreign securities," for purposes of applicable limits on investments in such securities, ADRs are subject to many of the risks inherent in investing in foreign securities, including but not limited to currency fluctuations, political instability, government regulation, unfavorable political or legal developments, and differences in financial reporting standards. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

      GDRs are issued globally and evidence a similar ownership arrangement to ADRs. Generally, GDRs are not denominated in U.S. dollars and are designed for trading in non-U.S. securities markets. Like ADRs, GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. As with ADRs, the issuers of the securities underlying unsponsored GDRs are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the GDRs. GDRs also involve the risks of other investments in foreign securities. For purposes of certain investment limitations, GDRs are considered to be foreign securities by the Fund.

      BANKERS' ACCEPTANCES. The Fund may invest in bankers' acceptances. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

      BORROWING. The Fund may borrow for temporary or emergency purposes in amounts not exceeding their investment policies. See "Investment Policies." Borrowing can increase the risks of investing in the Fund by accentuating losses or investments and the volatility of the Fund's shares.

      CERTIFICATES OF DEPOSIT. The Fund may invest in bank certificates of deposit ("CDs"). The Federal Deposit Insurance Corporation is an agency of the U.S. Government which insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association. Investments in certificates of deposit are made only with domestic institutions with assets in excess of $500 million.

      COMMERCIAL PAPER. The Fund may invest in commercial paper. Commercial paper is a promissory note issued by a corporation to finance short-term needs, which may either be unsecured or backed by a letter of credit. Commercial paper includes notes, drafts, or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof.

      COMMON STOCKS. The Fund may invest in common stocks or other equity securities, including equity securities issued by newer and less seasoned companies with small to medium market capitalizations. Securities issued by such companies present greater risks than securities which are issued by larger, more established companies.

      CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Adviser will decide to invest based upon a fundamental analysis of the long-term attractiveness of the issuer and the underlying common stock, the evaluation of the relative attractiveness of the current price of the underlying common stock, and the judgment of the value of the convertible security relative to the common stock at current prices.

      DEBT SECURITIES. The Fund may invest in debt securities. The market value of debt securities is influenced significantly by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors which could result in a rise in interest rates, and a decrease in market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit, or an increase in the price of commodities such as oil. In addition, the market value of debt securities is influenced by perceptions of the credit risks associated with such securities. Credit risk is the risk that adverse changes in economic conditions can affect an issuer's ability to pay principal and interest.

      FOREIGN SECURITIES. The Fund may invest in securities issued by foreign companies either directly or through ADRs, GDRs or Exchange Traded Funds ("ETFs"). As discussed above, since ADRs are denominated in U.S. dollars and are designed for use in the U.S. securities markets, they are not considered "foreign securities" for purposes of applicable restrictions on investment in such securities. The Fund may also sell a security denominated in a foreign currency and retain the proceeds in that foreign currency to use at a future date (to purchase other securities denominated in that currency) or the Fund may buy foreign currency outright to purchase securities denominated in that foreign currency at a future date.

      Investing in foreign securities involves more risk than investing in securities of U.S. companies. The Fund currently does not intend to hedge its foreign investments against the risk of foreign currency fluctuations. Accordingly, changes in the value of foreign currencies can significantly affect the Fund's share price, irrespective of developments relating to the issuers of securities held by the Fund. In addition, the Fund will be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments. Other risks involved in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries.

      HIGH YIELD SECURITIES. The Fund may invest in high yield, high risk securities (commonly referred to as "junk bonds") ("High Yield Securities"). The Fund currently does not plan to invest more than 5% of its net assets in High Yield Securities. High Yield Securities are subject to greater risks than those that are present with investments of higher grade securities, as discussed below. These risks also apply to lower-rated and certain unrated convertible securities.

      Debt obligations, including convertible debt securities, rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk of loss of principal and income than higher-rated securities. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities and thus in the Fund's net asset value. A significant economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities. In these circumstances, highly leveraged companies might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities and thus the Fund's net asset value. Further, if the issuer of a security owned by the Fund defaults, the Fund might incur additional expenses to seek recovery.

      Generally, when interest rates rise, the value of fixed rate debt obligations, including High Yield Securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if the Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for the Fund. While it is impossible to protect entirely against this risk, diversification of the Fund's portfolio and the Adviser's careful analysis of prospective portfolio securities helps to minimize the impact of a decrease in value of a particular security or group of securities in the Fund's portfolio.

      At times in the past, the prices of many lower-rated debt securities have declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income streams that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines in the below investment grade market will not reoccur. The market for below investment grade bonds generally is thinner and less active than that for higher quality bonds, which may limit the Fund's ability to sell such securities at reasonable prices in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

      The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value.

      Lower-rated bonds are typically traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many High Yield Securities may not be as liquid as higher-grade bonds. A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more volatile valuations of the Fund's holdings and more difficulty in executing trades at favorable prices during unsettled market conditions.

      The ability of the Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of the Board to value High Yield
Securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.

      LOANS OF PORTFOLIO SECURITIES. While the Fund has no present intention of doing so, it may loan securities to qualified broker-dealers or other institutional investors provided: the borrower pledges to the Fund and agrees to maintain at all times with the Fund collateral equal to not less than 100% of the value of the securities loaned (plus accrued interest or dividend, if any); the loan is terminable at will by the Fund; the Fund pays only reasonable custodian fees in connection with the loan; and the Adviser monitors the creditworthiness of the borrower throughout the life of the loan. Such loans may be terminated by the Fund at any time and the Fund may vote the proxies if a material event affecting the investment is to occur. The market risk applicable to any security loaned remains a risk of the Fund. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. The Fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral.

      MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgage loans. Each of the certificates described below is characterized by monthly payments to the security holder, reflecting the monthly payments made by the mortgagees of the underlying mortgage loans. The payments to the security holders (such as the Fund), like the payments on the underlying loans, generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as twenty to thirty years, the borrowers can, and typically do, repay them sooner. Thus, the security holders frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payments. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. Thus, in times of declining interest rates, some higher yielding mortgages might be repaid resulting in larger cash payments to the Fund, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.

      Interest rate fluctuations may significantly alter the average maturity of mortgage-backed securities by changing the rates at which homeowners refinance mortgages. When interest rates rise, prepayments often drop, which should increase the average maturity of the mortgage-backed security. Conversely, when interest rates fall, prepayments often rise, which should decrease the average maturity of the mortgage-backed security.

      Government National Mortgage Association ("GNMA") certificates ("GNMA Certificates") are mortgage-backed securities, which evidence an undivided interest in a pool of mortgage loans. In the case of GNMA Certificates, principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Fund purchases are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

      The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA"), or guaranteed by the Department of Veteran Affairs ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

      The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before maturity of the mortgages in the pool. The Fund normally will not distribute principal payments (whether regular or prepaid) to its shareholders. Rather, it will invest such payments in additional mortgage-backed securities of the types described above. Interest received by the Fund will, however, be distributed to shareholders. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

      The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

      The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool.

      The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal.

      Risk of foreclosure of the underlying mortgages is greater with FHLMC and FNMA securities because, unlike GNMA Certificates, FHLMC and FNMA securities are not guaranteed by the full faith and credit of the U.S. Government.

      MUNICIPAL BONDS. The Fund may invest in municipal bonds. Municipal bonds are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, generally to obtain funds for various public purposes and have a time to maturity, at issuance, of more than one year. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest. Revenue bonds generally are payable only from revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields on municipal bonds depend on, among other things, general money market conditions, conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issuer. Generally, the value of municipal bonds varies inversely to changes in interest rates.

      OTHER INVESTMENT COMPANIES AND ETFS. The Fund may purchase the securities of other investment companies and/or ETFs for a variety of purposes, including to place cash at work while decisions are made concerning investments in individual securities and to maintain exposure to particular industries, sectors or foreign markets.

      ETFs may or may not be registered as investment companies depending upon how they are organized. ETFs that are organized as unit investment trusts are registered under the 1940 Act as investment companies. Examples of such ETFs include iShares (formerly called World Equity Benchmark Shares or WEBS) and Standard & Poor's Depository Receipts (SPDRs). ETFs that are organized as grantor trusts, such as Holding Company Depository Receipts (HOLDRs), generally are not required to register as investment companies under the 1940 Act.

      Investments in the shares of other investment companies or ETFs carry all of the same risks that are associated with direct investments in the securities that are owned by such companies. ETFs also carry additional risks. ETFs essentially are baskets of stocks that are listed on an exchange and trade like individual stocks. ETFs typically seek to replicate selected indices. The value of an ETF is usually determined by demand for the underlying securities themselves. Although the value of an ETF is related to the ETF's underlying portfolio assets, shares of ETFs (like shares of closed-end investment companies) can trade at a discount to net asset value. In addition, a failure to maintain the exchange listing of an ETF's shares and substantial market or other disturbances could adversely affect the value of such securities.

      Investments in the shares of other investment companies or ETFs also expose the Fund to additional expenses. When the Fund invests in an investment company or an ETF, it will bear a proportionate share of the fees, including investment advisory and administrative fees, that are paid by such investment company or ETF.

      The Fund is prohibited, subject to certain exceptions under the 1940 Act, from purchasing shares of other investment companies, including the shares of ETFs that are registered as investment companies, if, as a result, (1) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (2) more than 3% of the total outstanding voting shares of any one investment company would be held by the Fund, or (3) more than 5% of the Fund's total assets would be invested in any one investment company.

      PREFERRED STOCK. The Fund may invest in preferred stock. A preferred stock is a security which has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

      REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. The Fund does not intend to use this authority. A repurchase agreement essentially is a short-term collateralized loan. The lender (the Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price. The borrower simultaneously agrees to repurchase that same security at a higher price on a future date (which typically is the next business day). The difference between the purchase price and the repurchase price effectively constitutes the payment of interest. In a standard repurchase agreement, the securities which serve as collateral are transferred to the Fund's custodian bank. In a "tri-party" repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller. In a "quad-party" repurchase agreement, the Fund's custodian bank also is made a party to the agreement. The Fund may enter into repurchase agreements with banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements with more than one year in time to maturity. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Fund will always receive, as collateral, securities whose market value, including accrued interest, which will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Fund will not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the Fund's net assets would be invested in such repurchase agreements and other illiquid investments.

      RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS. The Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy includes foreign issuers' unlisted securities with a limited trading market and repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), and commercial paper sold pursuant to Section

4(2) of the 1933 Act ("Section 4(2) commercial paper") which the Fund's Board or the Adviser has determined under Board-approved guidelines are liquid.

      Restricted securities which are illiquid may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Such securities include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be subject to this 15% limit. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

      In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

      OTC options and their underlying collateral are also considered illiquid investments. The Fund may invest in OTC options. The assets used as cover for OTC options written by the Fund would not be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in U.S. Government Obligations. U.S. Government Obligations include: (1) U.S. Treasury obligations (which differ only in their interest rates, maturities and times of issuance), and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the United States (such as securities issued by the FHA, GNMA, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the FMHA and the Small Business Administration). The range of maturities of U.S. Government Obligations is usually three months to thirty years.

      WARRANTS. The Fund may purchase warrants, which are instruments that permit the Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration. There is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

      WHEN-ISSUED SECURITIES. The Fund may invest in securities issued on a when-issued or delayed delivery basis at the time the purchase is made. The Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when the Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by the Fund on a when-issued basis may result in the Fund's incurring a loss or missing an opportunity to make an alternative investment. When the Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account with its custodian consisting of cash or liquid high-grade debt securities equal to the amount of the Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of the Fund's commitment, the Fund will be required to deposit additional cash or qualified securities into the account until the value of the account is equal to the value of the Fund's commitment. When the securities to be purchased are issued, the Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from the sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities the Fund is committed to purchase. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.

      WRITING COVERED CALL OPTIONS. The Fund can write (that is, sell) covered call options. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding.

      When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may rise above the call price during the call period and the Fund would forced to sell the security at less than its market value. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the marked-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker. To terminate its obligation on a call it has written, the Fund can purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending on whether the call price of the written call plus the premium the Fund received for writing the call in greater or less than the call price of the call the Fund purchases to close out the transaction plus the premium the Fund paid for purchasing that call, net of transaction costs. The Fund may realize a profit if the written call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

      ZERO COUPON AND PAY-IN-KIND SECURITIES. The Fund may invest in zero coupon and pay-in-kind securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued at a discount from their face amount ("original issue discount") and are traded at a discount that varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay "interest" through the issuance of additional securities. The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned each year on zero coupon securities and the "interest" on pay-in-kind securities must be included in gross income by the Fund for purposes of determining the amount it must distribute that year to continue to qualify for tax treatment as a regulated investment company. See "Taxes." Thus, the Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.



                               INVESTMENT POLICIES

      The Fund's investment objective, as set forth in its prospectus, is non-fundamental and may be changed without shareholder approval.

      The Fund also has adopted each of the investment policies set forth below. Unless identified as non-fundamental, these investment policies are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the Investment Company Act of 1940, as amended ("1940 Act"). As defined by the 1940 Act, "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Non-fundamental policies may be changed by the Board without shareholder approval. Except with respect to borrowing, or as otherwise expressly provided, changes in values of the Fund's assets as a whole will not cause a violation of the following investment policies so long as percentage restrictions are observed by the Fund at the time it purchases any security.

      The Fund will not:

      (1) Issue senior securities or borrow money, except that the Fund may borrow money from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its net assets (not including the amount borrowed).

      (2) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, as to 75% of the Fund's total assets more than 5% of such assets would then be invested in securities of a single issuer.

      (3) With respect to 75% of the total assets of the Fund, purchase more than 10% of the voting securities of any one issuer.

      (4) Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

      (5) Pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with paragraph (1) above, provided the Fund maintains asset coverage of at least 300% for all such borrowings.

      (6) Buy or sell commodities or commodity contracts, or real estate or interests in real estate, except that the Fund may purchase and sell futures contracts, options on futures contracts, securities that are secured by real estate, securities of companies which invest or deal in real estate, and interests in real estate investment trusts.

      (7) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

      (8) Purchase any securities on margin, except the Fund may make deposits of margin in connection with futures contracts and options.

      (9)   Make  loans,  except  loans  of  portfolio   securities  and
            repurchase agreements.

      The following investment restrictions are not fundamental and may be changed without shareholder approval.

      (1) The Fund will not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Adviser acting pursuant to authority delegated by the Board, may determine that a readily available market exists for Section 4(2) commercial paper and securities eligible for resale without registration pursuant to Rule 144A under the 1933 Act, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

      (2) The Fund will not make short sales of securities, except short sales "against the box."

      (3) The Fund may invest without limitation in securities of foreign companies that are U.S. dollar denominated and traded on a U.S. securities exchange, or the Nasdaq, either directly or through depository receipts. Although the Fund may also invest in securities of foreign companies that are denominated in foreign currencies or that are not listed or traded on a U.S. securities exchange or the Nasdaq, it will not invest more than 5% of its assets in such securities.

      (4) The Fund may not invest more than 5% of its total assets in debt securities rated below Baa by Moody's or BBB by S&P.

      (5) The Fund may invest up to 10% of its net assets in securities issued on a when- issued or delayed delivery basis at the time the purchase is made.



                               PORTFOLIO TURNOVER

      Portfolio securities may be sold from time to time without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage."

      For the fiscal years ended September 30, 2001 and 2002, the Fund's portfolio turnover rate was 51% and _____%, respectively.

                             DIRECTORS AND OFFICERS

    The following table lists the Directors and executive officers of the Fund, their age, business address and principal occupations during the past five years. Unless otherwise noted, an individual's business address is 95 Wall Street, New York, New York 10005. Each Director serves for an indefinite term until his/her successor is elected.

---------------------------------------------------------------------------------------------------------------------------
                                                 DISINTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                       POSITION(S) HELD                                 PORTFOLIOS IN        OTHER
                                       WITH THE FUND AND      PRINCIPAL OCCUPATION(S)   FUND COMPLEX      TRUSTEESHIPS/
 NAME, AGE AND ADDRESS                 LENGTH OF SERVICE       DURING PAST 5 YEARS        OVERSEEN      DIRECTORSHIPS HELD
------------------------------------ ----------------------- ------------------------- ---------------- -------------------
------------------------------------ ----------------------- ------------------------- ---------------- -------------------
Robert M. Grohol        70           Director since 2000           None/Retired              50         None
c/o First Investors Legal Dept.      for Series Fund II
95 Wall Street
New York, N.Y. 10005
------------------------------------ ----------------------- ------------------------- ---------------- -------------------
------------------------------------ ----------------------- ------------------------- ---------------- -------------------
Rex R. Reed               80         Director since 1992           None/Retired              50         None
c/o First Investors Legal Dept.      for Series Fund II
95 Wall Street
New York, N.Y. 10005
------------------------------------ ----------------------- ------------------------- ---------------- -------------------
------------------------------------ ----------------------- ------------------------- ---------------- -------------------
Herbert Rubinstein       81          Director since 1995           None/Retired              50         None
c/o First Investors Legal Dept.      for Series Fund II
95 Wall Street
New York, N.Y. 10005
------------------------------------ ----------------------- ------------------------- ---------------- -------------------
------------------------------------ ----------------------- ------------------------- ---------------- -------------------
James M. Srygley        70           Director since 1995     Owner of Hampton                50         None
c/o First Investors Legal Dept.      for Series Fund II      Properties (Property
95 Wall Street                                               Investment Company)
New York, N.Y. 10005
------------------------------------ ----------------------- ------------------------- ---------------- -------------------
------------------------------------ ----------------------- ------------------------- ---------------- -------------------
Robert F. Wentworth    73            Director since 1992           None/Retired              50         None
c/o First Investors Legal Dept.      for Series Fund II
95 Wall Street
New York, N.Y. 10005
------------------------------------ ----------------------- ------------------------- ---------------- -------------------

---------------------------------------------------------------------------------------------------------------------------
                                                   INTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                       POSITION(S) HELD                                 PORTFOLIOS IN        OTHER
                                       WITH THE FUND AND      PRINCIPAL OCCUPATION(S)   FUND COMPLEX      TRUSTEESHIPS/
 NAME, AGE AND ADDRESS                 LENGTH OF SERVICE       DURING PAST 5 YEARS        OVERSEEN      DIRECTORSHIPS HELD
------------------------------------ ----------------------- ------------------------- ---------------- -------------------
------------------------------------ ----------------------- ------------------------- ---------------- -------------------
------------------------------------ ----------------------- ------------------------- ---------------- -------------------
Glenn O. Head        77              Director since 1992     Chairman of First               50         None
c/o First Investors                  for Series Fund II      Investors Corporation,
Management Company, Inc.                                     Chairman of First
95 Wall Street                                               Investors Consolidated
New York, NY  10005                                          Corporation, Chairman
                                                             of First Investors
                                                             Management Company,
                                                             Inc., Chairman of
                                                             Administrative Data
                                                             Management Corp., and
                                                             officer of other
                                                             affiliated companies.**
------------------------------------ ----------------------- ------------------------- ---------------- -------------------
------------------------------------ ----------------------- ------------------------- ---------------- -------------------
Kathryn S. Head     47               Director since 1994     Vice President of First         50         None
c/o First Investors                  for Series Fund II      Investors Corporation,
Management Company, Inc.                                     President of First
581 Main Street                                              Investors Consolidated
Woodbridge, NJ  07095-1198                                   Corporation, President
                                                             of First Investors
                                                             Management Company,
                                                             Inc., President of
                                                             Administrative Data
                                                             Management Corp.,
                                                             Chairman of First
                                                             Investors Federal
                                                             Savings Bank and
                                                             officer of other
                                                             affiliated companies.**
------------------------------------ ----------------------- ------------------------- ---------------- -------------------
------------------------------------ ----------------------- ------------------------- ---------------- -------------------
Larry R. Lavoie        55            Director since 1998     General Counsel of              50         None
c/o First Investors                  for Series Fund II      First Investors
Management Company, Inc.                                     Corporation and other
95 Wall Street                                               affiliated companies.***
New York, NY  10005
------------------------------------ ----------------------- ------------------------- ---------------- -------------------
------------------------------------ ----------------------- ------------------------- ---------------- -------------------
John T. Sullivan      71             Director since 1992     Of Counsel of Hawkins,          50         None
c/o First Investors                  for Series Fund II      Delafield & Wood (law
Management Company, Inc.                                     firm); Director and
95 Wall Street                                               Chairman of Executive
New York, NY  10005                                          Committee of First
                                                             Investors Corporation.
------------------------------------ ----------------------- ------------------------- ---------------- -------------------

      *Mr. Head and Ms. Head are Interested Directors because (a) they are indirect owners of more than 5% of the voting stock of the Adviser and principal underwriter of the Fund, (b) they are officers, directors and employees of the Adviser and principal underwriter of the Fund, and
  (c) they are officers of the Corporation. Ms. Head is the daughter of Mr. Head. Mr. Lavoie is an Interested Director of the Corporation because he is an officer of the Adviser and principal underwriter of the Corporation. Mr. Sullivan is an Interested Director because he is a Director and Chairman of the Executive Committee of First Investors Corporation.

      **Other affiliated companies consist of: First Investors Realty Company, Inc., First Investors Life Insurance Company, First Investors Leverage Corporation, Route 33 Realty Corporation, First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, School Financial Management Services, Inc.,

  First   Investors   Federal  Savings  Bank,   First   Investors   Credit
  Corporation and First Investors Resources, Inc.

---------------------------------------------------------------------------------------------------------------------------
                                                   INTERESTED OFFICERS
---------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                       POSITION(S) HELD                                 PORTFOLIOS IN        OTHER
                                       WITH THE FUND AND      PRINCIPAL OCCUPATION(S)   FUND COMPLEX      TRUSTEESHIPS/
 NAME, AGE AND ADDRESS                 LENGTH OF SERVICE       DURING PAST 5 YEARS        OVERSEEN      DIRECTORSHIPS HELD
------------------------------------ ----------------------- ------------------------- ---------------- -------------------
------------------------------------ ----------------------- ------------------------- ---------------- -------------------
Joseph I. Benedek      45            Treasurer since 1988    Treasurer and Principal         50                None
c/o First Investors                                          Accounting Officer
Management Company, Inc.
581 Main Street
Woodbridge, NJ  07095-1198
------------------------------------ ----------------------- ------------------------- ---------------- -------------------
------------------------------------ ----------------------- ------------------------- ---------------- -------------------
Concetta Durso           71          Vice President and      Vice President of First         50                None
c/o First Investors                  Secretary since 1984    Investors Management
Management Company, Inc.                                     Company, Inc. and Vice
95 Wall Street                                               President and Secretary
New York, NY  10005                                          of the First Investors
                                                             Family of Funds
------------------------------------ ----------------------- ------------------------- ---------------- -------------------

                   DIRECTOR OWNERSHIP OF FIRST INVESTORS FUNDS
                            AS OF DECEMBER 31, 2001*
-------------------------------------------------------------------------------------------------------
                                 DISINTERESTED DIRECTORS
-------------------------------------------------------------------------------------------------------
------------------------- ----------------------------- -----------------------------------------------
                                                         AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                                            OF ALL REGISTERED INVESTMENT COMPANIES
                            DOLLAR RANGE OF OWNERSHIP   OVERSEEN BY DIRECTOR IN FIRST INVESTOR FAMILY
        DIRECTOR                  OF VALUE FUND                            OF FUNDS
------------------------- ----------------------------- -----------------------------------------------
ROBERT M. GROHOL                       None                           $50,001 - $100,000
------------------------- ----------------------------- -----------------------------------------------
REX R. REED                            None                             Over $100,000
------------------------- ----------------------------- -----------------------------------------------
HERBERT RUBINSTEIN              $10,001 - $50,000                       Over $100,000
------------------------- ----------------------------- -----------------------------------------------
JAMES M. SRYGLEY                       None                              Over $100,00
------------------------- ----------------------------- -----------------------------------------------
ROBERT F. WENTWORTH                    None                           $10,001 - $50,000
------------------------- ----------------------------- -----------------------------------------------

-------------------------------------------------------------------------------
                              INTERESTED DIRECTORS
-------------------------------------------------------------------------------
                                                   AGGREGATE DOLLAR RANGE OF
                                                   EQUITY SECURITIES OF ALL
                                                REGISTERED INVESTMENT COMPANIES
                     DOLLAR RANGE OF OWNERSHIP   OVERSEEN BY DIRECTOR IN FIRST
   DIRECTOR              OF VALUE FUND             INVESTOR FAMILY OF FUNDS
-------------------------------------------------------------------------------
GLENN O. HEAD                None                      Over $100,000
-------------------------------------------------------------------------------
KATHRYN S. HEAD              None                      Over $100,000
-------------------------------------------------------------------------------
LARRY R. LAVOIE              None                    $50,001 - $100,000
-------------------------------------------------------------------------------
JOHN T. SULLIVAN             None                       $1 - $10,000
-------------------------------------------------------------------------------

*As of December __, 2001, the Directors and officers, as a group, owned less than 1% of shares of the Fund.

      The following table lists compensation paid to the Directors of the Fund for the fiscal year ended September 30, 2002.

-------------------------------------------------------------------------
                                                     TOTAL COMPENSATION
                                                    FROM FIRST INVESTORS
                          AGGREGATE COMPENSATION    FAMILY OF FUNDS PAID
DIRECTOR                   FROM SERIES FUND II**       TO DIRECTOR++
-------------------------------------------------------------------------
GLENN O. HEAD            $                       $
-------------------------------------------------------------------------
KATHRYN S. HEAD          $                       $
-------------------------------------------------------------------------
LARRY R. LAVOIE          $                       $
-------------------------------------------------------------------------
REX R. REED              $                       $
-------------------------------------------------------------------------
HERBERT RUBINSTEIN       $                       $
-------------------------------------------------------------------------
JAMES M. SRYGLEY         $                       $
-------------------------------------------------------------------------
JOHN T. SULLIVAN         $                       $
-------------------------------------------------------------------------
ROBERT F. WENTWORTH      $                       $
-------------------------------------------------------------------------
ROBERT M. GROHOL         $                       $
-------------------------------------------------------------------------

**Compensation to officers and interested Directors of the Fund is paid by the Adviser.

++The First Investors Family of Funds consist of 15 separate registered investment companies. The total compensation shown in this column is for the twelve- month period ended September 30, 2002.


                  RESPONSIBILITIES OF THE BOARD OF DIRECTORS

      The Board of First Investors Funds plays an important supervisory role with respect to oversight of the management of the Fund. Among other things, the Board is responsible for the annual approval of investment advisory contracts, evaluation of portfolio performance, and the oversight of decisions that have been made by the Adviser pursuant to delegated authority.

      The Independent Directors have established an "Independent Directors Committee," which is comprised of all the Independent Directors. (Independent Directors are also known as Disinterested Directors.) This Committee elects from its members a chairperson, who serves for a one-year term and until a successor is elected. The Independent Directors Committee is responsible for, among other things, nominating and selecting persons to serve as Independent Directors on the Board, reviewing the composition of the Board to determine whether it may be appropriate to add other Independent Directors with different backgrounds or skills, reviewing and setting the compensation of Independent Directors, overseeing the Fund's accounting and financial reporting, approving the selection, retention, or termination of auditors, evaluating the independence of the auditors, meeting with the auditors to discuss the audit plan, audit results, and any matters of concern that may be raised by the auditors, monitoring the performance and independence of legal counsel to the Independent Directors, and reviewing all matters that require approval of the Independent Directors under the 1940 Act and the rules thereunder. Presently, the Committee does not consider nominees recommended by shareholders. The Committee met 10 times during the last fiscal year.


                                   MANAGEMENT

      ADVISER. Investment advisory services to the Fund are provided by First Investors Management Company, Inc. pursuant to an Investment Advisory Agreement ("Advisory Agreement"). The Advisory Agreement was approved by the Fund's Board, including a majority of the Directors who are not parties to the Fund's Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Directors"), in person at a meeting called for such purpose and by a majority of the public shareholders of the Fund.

      Pursuant to the Advisory Agreement, FIMCO shall supervise and manage the Fund's investments, determine the Fund's portfolio transactions and supervise all aspects of the Fund's operations, subject to review by the Directors. The Advisory Agreement also provides that FIMCO shall provide the Fund with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of the Fund and assume certain expenses thereof, other than obligations or liabilities of the Fund. The Advisory Agreement may be terminated at any time, without penalty by the Directors or by a majority of the outstanding voting securities of the Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). The Advisory Agreement also provides that it will continue in effect for a period of over two years only if the continuance is approved annually either by the Directors or by a majority of the outstanding voting securities of the Fund, and, in either case, by a vote of a majority of the Independent Directors voting in person at a meeting called for the purpose of voting on such approval.

      Under the Advisory Agreements, the Fund is obligated to pay the Adviser an annual fee, paid monthly, according to the following schedules:

      The following tables reflect the advisory fees paid, advisory fees waived and expenses reimbursed with respect to the Fund for the fiscal years ended September 30, 2000, September 30, 2001 and September 30, 2002.

--------------------------------------------------------------------------------
                           FISCAL YEAR ENDED 9/30/00
--------------------------------------------------------------------------------
    ADVISORY FEES PAID         ADVISORY FEES WAIVED       EXPENSES REIMBURSED
---------------------------- ------------------------- -------------------------
        $1,512,689                      $0                        $0
---------------------------- ------------------------- -------------------------


--------------------------------------------------------------------------------
                           FISCAL YEAR ENDED 9/30/01
--------------------------------------------------------------------------------
    ADVISORY FEES PAID         ADVISORY FEES WAIVED       EXPENSES REIMBURSED
---------------------------- ------------------------- -------------------------
        $1,512,832                      $0                        $0
---------------------------- ------------------------- -------------------------


--------------------------------------------------------------------------------
                           FISCAL YEAR ENDED 9/30/02
---------------------------- ------------------------- -------------------------
    ADVISORY FEES PAID         ADVISORY FEES WAIVED       EXPENSES REIMBURSED
---------------------------- ------------------------- -------------------------
$                            $                         $
---------------------------- ------------------------- -------------------------

The Adviser has an Investment Committee composed of the Chairman, President and General Counsel of FIMCO, the Investment Compliance Manager, and the portfolio manager of the Fund. The Committee usually meets weekly to discuss the composition of the portfolio of the Fund and to review additions to and deletions from the portfolios.

      First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of First Investors Corporation and the Fund's transfer agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.


                BOARD CONSIDERATION OF THE ADVISORY AGREEMENT

      The Board last approved the Advisory Agreements for the Fund at its meeting on May 16, 2002. The independent directors were represented by independent counsel and were provided with a detailed written analysis of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The independent directors met separately with their independent counsel prior to the formal board meeting to review the information provided to them and to discuss their responsibilities.

      The Board reviewed and considered the information provided to it in advance of the meeting in response to its request, the presentations made by management at the meeting and a variety of factors in approving the Advisory Agreement for the Fund. Without attempting to delineate all of the factors considered by the Board, the following are the material factors that were considered:

      First, the Board considered the nature and quality of services provided by the Fund's investment adviser, FIMCO. In this regard, the Board reviewed the qualifications of the key portfolio management, compliance and administrative personnel who provide services to the Fund, the Fund's performance for each of the prior five years both on an absolute basis and relative to its Lipper peer group, and its performance relative to an appropriate index.

      Second, the Board considered the fees and expenses of the Fund. Among other things, the Board reviewed the advisory fee schedule of the Fund, the advisory fees paid and waived by the Fund, other expenses assumed for the Fund, the portfolio turnover of the Fund, the net expense ratio of the Fund for the past five years, and the average and median net expense ratios of funds within the Fund's Lipper peer group for the past five years (to the extent available).

      Third, the Board considered the FIMCO's profitability from the Advisory Agreement. The Board reviewed a report showing the income received by FIMCO from management fees, a breakdown of the direct and indirect expenses incurred by FIMCO in earning the fees, FIMCO's pre-tax profit without regard to distribution expenses, and FIMCO's pre-tax profit after distribution expenses. The Board also reviewed a five-year analysis of FIMCO's profitability.

      Fourth, the Board considered a report from FIMCO analyzing the breakpoint schedules of funds in the First Investors Fund Family in comparison with funds in fund groups of similar size and the extent to which FIMCO might be realizing economies of scale in managing the funds. The report also addressed recent studies on mutual fund fees by the Investment Company Institute, General Accounting Office, and SEC.

      Fifth, the Board considered the incidental or "fall-out" benefits that FIMCO and its affiliates may receive as a result of FIMCO's management of the Fund. Among other things, the Board considered the direct and indirect income received by FIMCO's affiliated broker-dealer, transfer agent, and bank as a result of FIMCO's management of the Fund. The Board also considered detailed information concerning use of Rule 12b-1 fees paid by the Fund.

      Finally, the Board considered FIMCO's policies with respect to best execution, allocation of brokerage, and soft dollar research. In this regard, the Board reviewed, among other things, the portfolio turnover of the Fund, the extent to which brokerage of the funds in the First Investors fund family is used to acquire research that is used by FIMCO, and the extent to which this may benefit the Fund.

      Based upon the foregoing and other factors, the Board, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement based upon the conclusion that they were fair and reasonable.

                             UNDERWRITER AND DEALERS

      The Corporation has entered into an Underwriting Agreement ("Underwriting Agreement") with First Investors Corporation ("Underwriter" or "FIC") which requires the Underwriter to use its best efforts to sell shares of the Fund. The Underwriting Agreement was approved by the Fund's Board, including a majority of the Independent Directors. The Underwriting Agreement provides that it will continue in effect from year to year, with respect to the Fund, only so long as such continuance is specifically approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of the Fund, and in either case by the vote of a majority of the Independent Directors, voting in person at a meeting called for the purpose of voting on such approval. The
Underwriting Agreement will terminate automatically in the event of its assignment.

      The following table lists the sales charge with respect to Class A shares of the Fund as well as the amount of the sales charge which is reallowed to dealers selling the shares:

                                      SALES CHARGES AS % OF

                                                                  CONCESSION TO
                                    OFFERING       NET AMOUNTS   DEALERS AS % OF
AMOUNT OF INVESTMENT                  PRICE         INVESTED     OFFERING PRICE
--------------------                  -----         --------     ---------------
Less than $100,000...............       5.75%          6.10%             4.72%
$100,000 but under $250,000......       4.50           4.71              3.69
$250,000 but under $500,000......       3.50           3.63              2.87
$500,000 but under $1,000,000....       2.50           2.56              2.05

      The following tables list the underwriting fees paid to FIC during the fiscal years ended September 30, 2000, 2001, and 2002:

---------------------------------------------------------------------------
                   FISCAL YEAR ENDED SEPTEMBER 30, 2000
---------------------------------------------------------------------------
   UNDERWRITING FEES PAID TO FIC        AMOUNTS ALLOWED TO OTHER DEALERS
------------------------------------- -------------------------------------
             $1,447,756                              $2,607
------------------------------------- -------------------------------------


---------------------------------------------------------------------------
                   FISCAL YEAR ENDED SEPTEMBER 30, 2001
---------------------------------------------------------------------------
   UNDERWRITING FEES PAID TO FIC        AMOUNTS ALLOWED TO OTHER DEALERS
------------------------------------- -------------------------------------
             $1,175,193                              $2,974
------------------------------------- -------------------------------------


---------------------------------------------------------------------------
                   FISCAL YEAR ENDED SEPTEMBER 30, 2002
---------------------------------------------------------------------------
   UNDERWRITING FEES PAID TO FIC        AMOUNTS ALLOWED TO OTHER DEALERS
------------------------------------- -------------------------------------

------------------------------------- -------------------------------------

                               DISTRIBUTION PLANS

      As stated in the Fund's Prospectus, pursuant to a separate plan of distribution for each class of shares adopted by SERIES FUND II pursuant to Rule 12b-1 under the 1940 Act ("Class A Plan" and "Class B Plan" and, collectively, "Plans"), the Fund is authorized to compensate the Underwriter for certain expenses incurred in the distribution of the Fund's shares and the servicing or maintenance of existing Fund shareholder accounts. Each of the Class A Plan and the Class B Plan is a compensation plan.

      The Plans were approved by the Board, including a majority of the Independent Directors, and by a majority of the outstanding voting securities of the relevant class of the Fund. The Plan will continue in effect from year to year, with respect to the Fund, as long as its continuance is approved annually by either the Board or by a vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund. In either case, to continue, the Plans must be approved by the vote of a majority of the Independent Directors. The Board reviews quarterly and annually a written report provided by the Treasurer of the amounts expended under the applicable Plan and the purposes for which such expenditures were made. While each Plan is in effect, the selection and nomination of the Independent Directors will be committed to the discretion of such Independent Directors then in office.

      The Plans can be terminated at any time by a vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares. Any change to the Plan that would materially increase the costs to that class of shares of the Fund may not be instituted without the approval of the outstanding voting securities of the class of shares of such Fund as well as any class of shares that converts into that class. Such changes also require approval by a majority of the Fund's Independent Directors.

      In adopting the Plans, the Board considered all relevant information and determined that there is a reasonable likelihood that each Plan will benefit the Fund and its class of shareholders. The Board believes that the amounts spent pursuant to the Plans have assisted the Fund in providing ongoing servicing to shareholders, in competing with other providers of financial services and in promoting sales, thereby increasing the net assets of the Fund.

      In reporting amounts expended under the Plans to the Directors, in the event that the expenses are not related solely to one class, FIMCO will allocate expenses attributable to the sale of each class of the Fund's shares to such class based on the ratio of sales of such class to the sales of both classes of shares. The fees paid by one class of the Fund's shares will not be used to subsidize the sale of the other class of the Fund's shares.

      For the fiscal year ended September 30, 2002, the Fund paid the following amounts pursuant to the Plans:

-----------------------------------------------------------------------------------------------------------------------------------
             ADVERTISING    PRINTING AND MAILING OF     COMPENSATION TO   COMPENSATION TO   COMPENSATION TO    TOTAL DISTRIBUTION
                            PROSPECTUSES TO OTHER         UNDERWRITER         DEALERS       SALES PERSONNEL       PLAN FEES PAID
                            THAN CURRENT SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
Class A    $                $                           $                 $                  $                  $
-----------------------------------------------------------------------------------------------------------------------------------
Class B    $                $                           $                 $                  $                  $
-----------------------------------------------------------------------------------------------------------------------------------

                        DETERMINATION OF NET ASSET VALUE

      The Fund's assets are generally valued on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service. If such information is not available for a security held by the Fund, is determined to be unreliable, or (to the Adviser's knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the close of trading on the NYSE), the security will be valued at its fair value as determined in good faith pursuant to procedures adopted by the Board of the Fund. Debt obligations with maturities of 60 days or less are valued at amortized cost.

      "When-issued securities" are reflected in the assets of the Fund as of the date the securities are purchased. Such investments are valued thereafter at the mean between the most recent bid and asked prices obtained from recognized dealers in such securities or by the pricing service. For valuation purposes, where applicable, quotations of foreign securities in foreign currencies are converted into U.S. dollar equivalents using the foreign exchange equivalents in effect.

      The Board may suspend the determination of the Fund's net asset value per share separately for each class of shares for the whole or any part of any period (1) during which trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekend and holiday closings, (2) during which an emergency, as defined by rules of the SEC in respect to the U.S. market, exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.

      EMERGENCY PRICING PROCEDURES. In the event that the Fund must halt operations during any day that it would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency ("Emergency Closed Day"), the Fund will apply the following procedures:

      (1) The Fund will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

      (2) For purposes of paragraph 1, an order will be deemed to have been received by the Fund on an Emergency Closed Day, even if neither the Fund nor the Transfer Agent is able to perform the mechanical
            processing   of   pricing   on  that  day,   under   the   following
            circumstances:

            (a) In the case of a mail order the order will be considered received by the Fund when the postal service has delivered it to FIC's offices in Woodbridge, New Jersey prior to the close of regular trading on the NYSE, or at such other time as may be prescribed in its prospectus; and

            (b) In the case of a wire order, including a Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE, or such other time as may be prescribed in its prospectus.

      (3) If the Fund is unable to segregate orders received on the Emergency Closed Day from those received on the next day the Fund is open for business, the Fund may give all orders the next price calculated after operations resume.

      (4) Notwithstanding the foregoing, on business days in which the NYSE is not open for regular trading, the Fund may determine not to price its portfolio securities if such prices would lead to a distortion of the NAV for the Fund and its shareholders.



                        ALLOCATION OF PORTFOLIO BROKERAGE

      The Adviser may purchase or sell portfolio securities on behalf of the Fund in agency or principal transactions. In agency transactions and certain "riskless principal" transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions, however the price paid for the security may include an undisclosed dealer commission or "mark-up" or selling concessions. The Adviser normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts. The Adviser may also purchase securities traded in the OTC market. As a general practice, OTC securities may be purchased from market makers without paying commissions, although the price of the security usually will include undisclosed compensation. However, when it is advantageous to the Fund, the Adviser may utilize a broker to purchase OTC securities and pay a commission.

      In purchasing and selling portfolio securities on behalf of the Fund, the Adviser will seek to obtain best execution. The Fund may pay more than the lowest available commission in return for brokerage and research services. Research and other services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to securities, reports and analysis concerning issuers and their creditworthiness, and Lipper's Directors' Analytical Data concerning Fund performance and fees. The Adviser may use the research and other services to service all the funds in the First Investors Family of Funds, rather than the particular Funds whose commissions may pay for research or other services. In other words, the Fund's brokerage may be used to pay for a research service that is used in managing another Fund within the First Investors Fund Family. The Lipper's Directors' Analytical Data is used by the Adviser and the Fund's Board to analyze the Fund's performance relative to other comparable funds.

      In selecting the broker-dealers to execute the Fund's portfolio transactions, the Adviser may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the trading characteristics of the security involved, the difficulty in executing the order, the research and other services provided, the expertise, reputation and reliability of the broker-dealer, access to new offerings, and other factors bearing upon the quality of the execution. The Adviser does not place portfolio orders with an affiliated broker, or allocate brokerage commission business to any broker-dealer for distributing Fund shares. Moreover, no broker-dealer affiliated with the Adviser participates in commissions generated by portfolio orders placed on behalf of the Fund.

      The adviser may combine transaction orders placed on behalf of the Fund with orders placed on behalf of any other fund or private account managed by the adviser for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated in accordance with procedures approved by the Board.

      The following tables reflect the total commissions paid, commissions paid to brokers who furnished research services and the amount of portfolio transactions for which commissions were paid to brokers for research services, with respect to the Fund for the fiscal years ended September 30, 2000, September 30, 2001, and September 30, 2002:

                                 FISCAL YEAR ENDED 9/30/00
--------------------------------------------------------------------------------------------
                                                                    TRANSACTIONS FOR WHICH
                          TOTAL          COMMISSIONS PAID FOR        COMMISSIONS PAID FOR
                     COMMISSIONS PAID      RESEARCH SERVICES          RESEARCH SERVICES
------------------- -------------------- ----------------------- ---------------------------
Value Fund               $324,634               $20,778                 $11,670,447
------------------- -------------------- ----------------------- ---------------------------


                                 FISCAL YEAR ENDED 9/30/01
--------------------------------------------------------------------------------------------
                                                                    TRANSACTIONS FOR WHICH
                          TOTAL          COMMISSIONS PAID FOR        COMMISSIONS PAID FOR
                     COMMISSIONS PAID      RESEARCH SERVICES          RESEARCH SERVICES
------------------- -------------------- ----------------------- ---------------------------
Value Fund               $445,931               $13,008                  $9,695,522
------------------- -------------------- ----------------------- ---------------------------


                                 FISCAL YEAR ENDED 9/30/02
--------------------------------------------------------------------------------------------
                                                                    TRANSACTIONS FOR WHICH
                          TOTAL          COMMISSIONS PAID FOR        COMMISSIONS PAID FOR
                     COMMISSIONS PAID      RESEARCH SERVICES          RESEARCH SERVICES
------------------- -------------------- ----------------------- ---------------------------
Value Fund          $                    $                       $
------------------- -------------------- ----------------------- ---------------------------

         During the past fiscal year, the Fund owned shares of the following broker-dealers:

--------------------------------------------------------------------------
                      OWNERSHIP OF TOP TEN BROKERS
--------------------------------------------------------------------------

   PARENT CO.       SHARES OWNED     PRICE PER SHARE      MARKET VALUE
----------------- ---------------- ------------------ --------------------

----------------- ---------------- ------------------ --------------------

----------------- ---------------- ------------------ --------------------

----------------- ---------------- ------------------ --------------------

----------------- ---------------- ------------------ --------------------

----------------- ---------------- ------------------ --------------------

----------------- ---------------- ------------------ --------------------

----------------- ---------------- ------------------ --------------------


                 PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

      Information regarding the purchase, redemption and exchange of Fund shares is contained in the Shareholder Manual, a separate section of the SAI that is a distinct document and may be obtained free of charge by contacting the Fund.

      REDEMPTIONS-IN-KIND. If the Fund's Board should determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the Fund. In this connection, Series Fund II has elected to be governed by Rule 18f-1 under the 1940 Act. Pursuant to Rule 18f-1 Series Fund II is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder will likely incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities for this purpose is described under "Determination of Net Asset Value."

                                      TAXES

      To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), the Fund (which is treated as a separate corporation for federal tax purposes) must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

      If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

      Dividends the Fund distributes to its shareholders that are derived from dividends and interest it receives on its investments (including interest on municipal bonds), together with distributions from the excess of net short-term capital gains over net long-term capital losses and net gains from certain foreign currency transactions, if any, are taxable to its shareholders as ordinary income to the extent of its earnings and profits, whether received in cash or reinvested in Fund shares. Distributions from the Fund's net capital gain are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether those distributions are received in cash or reinvested in additional Fund shares. Dividends and other distributions also may be subject to state and local taxes.

      Dividends and other distributions the Fund declares in December of any year that are payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

      A portion of the dividends from the Fund's investment company taxable income may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the Fund receives from U.S. corporations. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

      If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

      The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

      Dividends and interest the Fund receives, and gains the Fund realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

      The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if the Fund holds stock of a PFIC, it will be subject to Federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

      If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain - which it probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax - even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

      The Fund may elect to "mark-to-market" stock in any PFIC that is "marketable." "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over the Fund's adjusted basis in that stock as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs) . The Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

      The Fund may acquire zero coupon or other securities issued with original issue discount. As a holder of those securities, the Fund must include in its gross income the portion of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year. Similarly, the Fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

      The Fund's use of hedging strategies, such as selling (writing) options involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

      Some futures, foreign currency contracts and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) in which the Fund invests may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts the Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses will be treated as through they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. The Fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.

      Under Code section 988, gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (4) that are attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares.

      Offsetting positions the Fund may enter into or hold in any actively traded security, option, futures or forward contract may constitute a "straddle" for Federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of the Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

      If a call option written by the Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If the Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and the Fund thus sells the securities or futures contract subject to the option, the premium it received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by the Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto. If the Fund exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.

      If the Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of the Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obliged to sell, making a short sale or granting an option to buy substantially identical stock or securities).

                             PERFORMANCE INFORMATION

      A Fund may advertise its top holdings from time to time. A Fund may also advertise its performance in various ways.

      The Fund's "average annual total return" ("T") is an average annual compounded rate of return. The calculation produces an average annual total return for the number of years measured. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P") over a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

            T=[(ERV/P)^(1/n)]-1

      The "total return" uses the same factors, but does not average the rate of return on an annual basis. Total return is determined as follows:

            (ERV-P)/P  = TOTAL RETURN

      Total return is calculated by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, the Fund will deduct the maximum sales charge of 5.75% (as a percentage of the offering price) from the initial $1,000 payment and, for Class B shares, the applicable CDSC imposed on a redemption of Class B shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value on the initial investment ("P").

      An average annual rate of return after taxes on distribution ("T") may be computed by using the ending value at the end of a specified period after taxes on fund distributions but not after taxes on redemption ("ATVD") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

            P(1+T)^n = ATVD

      An average annual rate of return after taxes on distribution and sale of fund shares ("T") may be computed by using the ending value at the end of a specified period after taxes on fund distributions and sale of fund shares ("ATVDR") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

            P(1+T)^n = ATVDR

      Return information may be useful to investors in reviewing the Fund's performance. However, certain factors should be taken into account before using this information as a basis for comparison with alternative investments. No adjustment is made for taxes payable on distributions. Return information will fluctuate over time and return information for any given past period will not be an indication or representation of future rates of return. At times, the Adviser may reduce its compensation or assume expenses of the Fund in order to reduce the Fund's expenses. Any such waiver or reimbursement would increase the Fund's return during the period of the waiver or reimbursement.

      Average annual return and total return computed at the public offering price (maximum sales charge for Class A shares and applicable CDSC for Class B shares) for the period ended September 30, 2002 are set forth in the tables below:

----------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN:(1)(2)
----------------------------------------------------------------------------------------------------------------------
                                One Year               Five Years              Ten Years            Life of Fund
                                --------               ----------              ---------            ------------
------------------------- ---------- ----------- ----------- ----------- ---------- ----------- ----------- ----------
                           Class A   Class B      Class A    Class B      Class A   Class B      Class A    Class B
                           Shares     Shares(3)    Shares     Shares(3)   Shares     Shares(3)    Shares     Shares(3)
                           ------     ------       ------     ------      ------     ------       ------     ------
------------------------- ---------- ----------- ----------- ----------- ---------- ----------- ----------- ----------
Value Fund
------------------------- ---------- ----------- ----------- ----------- ---------- ----------- ----------- ----------

----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:(1)(2)
----------------------------------------------------------------------------------------------------------------------
                                One Year               Five Years              Ten Years            Life of Fund
                                --------               ----------              ---------            ------------
------------------------- ---------- ----------- ----------- ----------- ---------- ----------- ----------- ----------
                           Class A   Class B      Class A    Class B      Class A   Class B      Class A    Class B
                           Shares     Shares(3)    Shares     Shares(3)   Shares     Shares(3)    Shares     Shares(3)
                           ------     ------       ------     ------      ------     ------       ------     ------
------------------------- ---------- ----------- ----------- ----------- ---------- ----------- ----------- ----------
Value Fund
------------------------- ---------- ----------- ----------- ----------- ---------- ----------- ----------- ----------

-------------------------------
   (1) Class A total return figures assume the maximum front-end sales charge of 5.75% and dividends reinvested at net asset value. Class B total return figures assume the maximum applicable CDSC. Prior to June 15, 2002, the maximum front-end sales charge was 6.25%.

   (2) Certain expenses of the Fund have been waived from commencement of operations through September 30, 2002. Accordingly, return figures are higher than they would have been had such expenses not been waived.

   (3) The inception date for Class A and B shares of the Fund is February 22, 1993.

      Average annual total return and total return may also be based on investment at reduced sales charge levels or at net asset value. Any quotation of return not reflecting the maximum sales charge will be greater than if the maximum sales charge were used. Average annual return and total return computed at net asset value for the period ended September 30, 2002 are set forth in the tables below:

----------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN:(1)(2)
----------------------------------------------------------------------------------------------------------------------
                                One Year               Five Years              Ten Years            Life of Fund
                                --------               ----------              ---------            ------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                           Class A   Class B      Class A    Class B      Class A   Class B      Class A    Class B
                           Shares      Shares      Shares      Shares     Shares      Shares      Shares     Shares
                           ------      ------      ------      ------     ------      ------      ------     ------
------------------------- ---------- ----------- ----------- ----------- ---------- ----------- ----------- ----------
Value
------------------------- ---------- ----------- ----------- ----------- ---------- ----------- ----------- ----------


----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:(1)(2)
----------------------------------------------------------------------------------------------------------------------
                                One Year               Five Years              Ten Years            Life of Fund
                                --------               ----------              ---------            ------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                           Class A   Class B      Class A    Class B      Class A   Class B      Class A    Class B
                           Shares    Shares(2)    Shares     Shares(2)    Shares    Shares(2)    Shares     Shares(2)
                           ------      ------      ------      ------     ------      ------      ------     ------
------------------------- ---------- ----------- ----------- ----------- ---------- ----------- ----------- ----------
Value Fund
------------------------- ---------- ----------- ----------- ----------- ---------- ----------- ----------- ----------

----------------------
   (1) Certain expenses of the Fund have been waived from commencement of operations through September 30, 2002. Accordingly, return figures are higher than they would have been had such expenses not been waived.

   (2) The inception dates for Class A and B shares of the Fund is February 22, 1993.

   Return after taxes on Distributions and return after taxes on Distributions and Sale of Fund shares for the period ended September 30, 2002 are set forth in the tables below:

----------------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS:(1)(2)
----------------------------------------------------------------------------------------------------------------------
                                One Year               Five Years              Ten Years            Life of Fund
                                --------               ----------              ---------            ------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                           Class A   Class B      Class A    Class B      Class A   Class B      Class A    Class B
                           Shares    Shares(2)    Shares     Shares(2)    Shares     Shares(2)   Shares     Shares(2)
                           ------     ------       ------     ------      ------     ------       ------     ------
------------------------- ---------- ----------- ----------- ----------- ---------- ----------- ----------- ----------
Value Fund
------------------------- ---------- ----------- ----------- ----------- ---------- ----------- ----------- ----------

----------------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES:(1)(2)
----------------------------------------------------------------------------------------------------------------------
                                One Year               Five Years              Ten Years            Life of Fund
                                --------               ----------              ---------            ------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                           Class A   Class B      Class A    Class B      Class A   Class B      Class A    Class B
                           Shares    Shares(2)    Shares     Shares(2)    Shares    Shares(2)    Shares     Shares(2)
                           ------     ------       ------     ------      ------     ------       ------     ------
------------------------- ---------- ----------- ----------- ----------- ---------- ----------- ----------- ----------
Value Fund
------------------------- ---------- ----------- ----------- ----------- ---------- ----------- ----------- ----------

----------------------

   (1) Certain expenses of the Fund have been waived from commencement of operations through September 30, 2002. Accordingly, return figures are higher than they would have been had such expenses not been waived.
   (2) The inception dates for Class A and B shares of the Fund is February 22, 1993.

      The Fund may include in advertisements and sales literature, information, examples and statistics to illustrate the effect of compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated
period of time resulting from the payment of dividends and capital gain distributions in additional shares. These examples may also include hypothetical returns comparing taxable versus tax-deferred growth which would pertain to an IRA, section 403(b)(7) Custodial Account or other qualified retirement program. The examples used will be for illustrative purposes only and are not representations by the Fund of past or future yield or return. Examples of typical graphs and charts depicting such historical performance, compounding and hypothetical returns are included in Appendix D.

      From time to time, in reports and promotional literature, the Fund may compare its performance to, or cite the historical performance of, Overnight Government repurchase agreements, U.S. Treasury bills, notes and bonds, certificates of deposit, and six-month money market certificates or indices of broad groups of unmanaged securities. In so doing, the reports and literature may refer to sources such as:

            Lipper Analytical Services, Inc. ("Lipper") is a widely-recognized independent service that monitors and ranks the performance of regulated investment companies. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charges into consideration. The method of calculating total return data on indices utilizes actual dividends on ex-dividend dates accumulated for the quarter and reinvested at quarter end.

            Morningstar Mutual Funds ("Morningstar"), a semi-monthly publication of Morningstar, Inc. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Funds' returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

            Salomon Brothers Inc., "Market Performance," a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad Investment-Grade Bond Index and the components of the Index.

            Telerate Systems, Inc., a computer system to which the Adviser subscribes which daily tracks the rates on money market instruments, public corporate debt obligations and public obligations of the U.S. Treasury and agencies of the U.S. Government.

            THE WALL STREET JOURNAL, a daily newspaper publication which lists the yields and current market values on money market instruments, public corporate debt obligations, public obligations of the U.S. Treasury and agencies of the U.S. Government as well as common stocks, preferred stocks, convertible preferred stocks, options and commodities; in addition to indices prepared by the research departments of such financial organizations as Lehman Bros., Merrill Lynch, Pierce, Fenner and Smith, Inc., Credit Suisse First Boston, Salomon Smith Barney, Morgan Stanley Dean Witter & Co., Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette, Value Line, Datastream International, HBSC James Capel, Warburg Dillion Read, County Natwest and UBS UK Limited, including information provided by the Federal Reserve Board, Moody's, and the Federal Reserve Bank.

            Merrill Lynch, Pierce, Fenner & Smith, Inc. "Taxable Bond Indices," a monthly corporate government index publication which lists principal, coupon and total return on over 100 different taxable bond indices which Merrill Lynch tracks. They also list the par weighted characteristics of each Index.

            Lehman Brothers, Inc., "The Global Family of Indices," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index and Lehman Aggregate Bond Index, as well as all the components of these Indices.

            Reuters, a wire service that frequently reports on global business.

            The  Consumer  Price  Index,  prepared  by the U.S.  Bureau of Labor
      Statistics, is a commonly used measure of inflation. The Index shows changes in the cost of selected consumer goods and does not represent a return on an investment vehicle.

            The Credit Suisse First Boston High Yield Index is designed to measure the performance of the high yield bond market.

            Ibbotson Associates, Inc. which provides performance data on different types of investments, including performance data on different types of bonds and different types of stocks (e.g.) by capitalization range.

            The Lehman Brothers Aggregate Index is an unmanaged index which generally covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities.

            The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, corporate debt which have at least one year to maturity and an outstanding par value of at least $100 million.

            The Morgan Stanley All Country World Free Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the developed and emerging markets of Eastern Europe, Latin America, Asia and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges and is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

            The Morgan Stanley World Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges.

            The NYSE composite of component indices--unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

            The Russell 2000 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 1000 to 3000 by market capitalization.

            The Russell 2500 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 500 to 3000 by market capitalization.

            The Russell 3000 Index, prepared by the Frank Russell Company, consists of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. The Russell 3000 tracks the return on these stocks based on price appreciation and depreciation and does not include dividends and income or changes in market values caused by other kinds of corporate changes.

            The  Russell  3000  Growth  Index,  prepared  by the  Frank  Russell
      Company, consists of those Russell 3000 Index securities with above average growth orientation. Securities in this index generally have higher price-to-book and price-earnings ratios.

            The    Salomon    Brothers    Government    Index    is   a   market
      capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies.

            The    Salomon    Brothers    Mortgage    Index    is    a    market
      capitalization-weighted index that consists of all agency pass-throughs and FHA and GNMA project notes.

            The   Standard  &  Poor's  400   Mid-Cap   Index  is  an   unmanaged
      capitalization-weighted index that is generally representative of the U.S. market for medium cap stocks.

            The Standard & Poor's 500 Composite Stock Index and the Dow Jones Industrial Average of 30 stocks are unmanaged lists of common stocks frequently used as general measures of stock market performance. Their performance figures reflect changes of market prices and quarterly reinvestment of all distributions but are not adjusted for commissions or other costs.

            The    Standard    &    Poor's    Small-Cap    600    Index   is   a
      capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization.

      From time to time, in reports and promotional literature, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES and FORTUNE may also be used. In addition, quotations from articles and performance ratings and ratings appearing in daily newspaper publications such as THE WALL STREET JOURNAL, THE NEW YORK TIMES and NEW YORK DAILY NEWS may be cited.

      The Fund may also publish information concerning the benefits of asset allocation, which may include illustrations of potential allocations among stock funds, bonds funds, and money market funds by age, objective or risk tolerance.

      From time to time, in reports and promotional literature as well as in the prospectus, the Fund may report its performance for the period of time since it changed its investment objective and fundamental investment limitations.

                               GENERAL INFORMATION

      CUSTODIAN. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of the Fund.

      AUDITS AND REPORTS. The accounts of the Fund are audited twice a year by Tait, Weller & Baker, independent certified public accountants, 8 Penn Center Plaza, Philadelphia, PA, 19103-2108. Shareholders of the Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.

      LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036 serves as counsel to the Fund.

      TRANSFER AGENT. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for the Fund and as redemption agent for regular redemptions. The fees charged to the Fund by the Transfer Agent are $5.00 to open an account; $3.00 for each certificate issued; $.75 per account per month; $10.00 for each legal transfer of shares; $.45 per account per dividend declared; $5.00 for each exchange of shares into a Fund; $5.00 for each partial withdrawal or complete liquidation; $1.00 for each Systematic Withdrawal Plan check; $4.00 for each shareholder services call; $20.00 for each item of correspondence; $.75 for each payment; and $1.00 per account per report required by any governmental authority. Additional fees charged to the Fund by the Transfer Agent are assumed by the Underwriter. The Transfer Agent reserves the right to change the fees on prior notice to the Fund. Upon request from shareholders, the Transfer Agent will provide an account history. For account histories covering the most recent three year period, there is no charge. The Transfer Agent charges a $5.00 administrative fee for each account history covering the period 1983 through 1994 and $10.00 per year for each account history covering the period 1974 through 1982. Account histories prior to 1974 will not be provided. If any communication from the Transfer Agent to a shareholder is returned from the U.S. Postal Service marked as "Undeliverable" two consecutive times, the Transfer Agent will cease sending any further materials to the shareholder until the Transfer Agent is provided with a correct address. Efforts to locate a shareholder will be conducted in accordance with SEC rules and regulations prior to forfeiture of funds to the appropriate state treasury. The Transfer Agent may deduct the costs of its efforts to locate a shareholder from the shareholder's account. These costs may include a percentage of the account if a search company charges such a fee in exchange for its location services. The Transfer Agent is not responsible for any fees that states and/or their representatives may charge for processing the return of funds to investors whose funds have been escheated. The Transfer Agent's telephone number is 1-800-423-4026.

      FIVE PERCENT SHAREHOLDERS. As of December ___, 2002, the following shareholders owned as of record or beneficially 5% or more of the outstanding Class _____ shares of VALUE FUND:

               SHAREHOLDER                       % OF SHARES
               -----------                       -----------






      TRADING BY  PORTFOLIO  MANAGERS  AND OTHER  ACCESS  PERSONS.  Pursuant  to
Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Fund and the Adviser have adopted a Code of Ethics restricting personal securities trading by portfolio managers and other access persons of the Fund. Subject to certain exemptions, all access persons, except the disinterested Directors of the Fund:
(a) must have all non-exempt trades in covered securities pre-cleared; (b) are prohibited from trading in covered securities while the Fund is buying or selling or actively considering buying or selling the same covered securities;
(c) are prohibited from retaining profits from short-term trading in covered securities; (d) must provide duplicate account statements and confirmations to a compliance officer; and (e) are prohibited from purchasing covered securities in initial public offerings or limited offerings unless a compliance officer determines that there is no actual or apparent conflict among the interests of the access persons and the Fund.

                              FINANCIAL STATEMENTS
                            AS OF SEPTEMBER 30, 2002


      Registrants incorporate by reference the financial statements and report of independent accounts contained in the annual reports to shareholders for the fiscal year ended September 30, 2002.

                                   APPENDIX A
                        DESCRIPTION OF CORPORATE BOND AND
                          CONVERTIBLE SECURITY RATINGS

STANDARD & POOR'S

      The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The   ratings   are  based,   in  varying   degrees,   on  the   following
considerations:

      1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

      2. Nature of and provisions of the obligation;

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

      B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

      CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

      CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

      C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      CI The rating "CI" is reserved for income bonds on which no interest is being paid.

      D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S INVESTORS SERVICE, INC.

      Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

      A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                   APPENDIX B
                   DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S

      S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

      A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

MOODY'S INVESTORS SERVICE, INC.

      Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

      PRIME-1 Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

      - Leading market positions in well-established industries.

      - High rates of return on funds employed.

      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                   APPENDIX C
                      DESCRIPTION OF MUNICIPAL NOTE RATING

STANDARD & POOR'S

      S&P's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

      - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

      - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

      Note rating symbols are as follows:

      SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

MOODY'S INVESTORS SERVICE, INC.

      Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the difference between short-term credit risk and long-term risk.

      MIG-1. Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                                   APPENDIX D


    [The following tables are represented as graphs in the printed document.]

The following graphs and chart illustrate hypothetical returns:

                                INCREASE RETURNS

This graph shows over a period of time even a small increase in returns can make a significant difference. This assumes a hypothetical investment of $10,000.

       Years        10%             8%             6%             4%
       -----      -------         ------         ------         ------
          5        16,453         14,898         13,489         12,210
         10        27,070         22,196         18,194         14,908
         15        44,539         33,069         24,541         18,203
         20        73,281         49,268         33,102         22,226
         25       120,569         73,402         44,650         27,138


                               INCREASE INVESTMENT

This graph shows the more you invest on a regular basis over time, the more you can accumulate. This assumes monthly installment with a constant hypothetical return rate of 8%.

       Years        $100          $250           $500          $1,000
       -----       ------        -------        -------        -------
          5         7,348         18,369         36,738         73,476
         10        18,295         43,736         91,473        182,946
         15        34,604         86,509        173,019        346,038
         20        58,902        147,255        294,510        589,020
         25        95,103        237,757        475,513        951,026

    [The following table is represented as a graph in the printed document.]

This chart illustrates the time value of money based upon the following assumptions:

If you invested $2,000 each year for 20 years, starting at 25, assuming a 9% investment return, you would accumulate $573,443 by the time you reach age 65. However, had you invested the same $2,000 each year for 20 years, at that rate, but waited until age 35, you would accumulate only $242,228 - a difference of $331,215.

               25 years old ..............   573,443
               35 years old ..............   242,228
               45 years old ..............   103,320

     For each of the above graphs and chart it should be noted that systematic investment plans do not assume a profit or protect against loss in declining markets. Investors should consider their financial ability to continue purchases through periods of both high and low price levels. Figures are hypothetical and for illustrative purposes only and do not represent any actual investment or performance. The value of a shareholder's investment and return may vary.

    [The following table is represented as a chart in the printed document.]

The following chart shows that inflation is constantly eroding the value of your money.

                       THE EFFECTS OF INFLATION OVER TIME

                   1966 .......................  96.61836
                   1967 .......................  93.80423
                   1968 .......................  89.59334
                   1969 .......................  84.36285
                   1970 .......................  79.88906
                   1971 .......................  77.33694
                   1972 .......................  74.79395
                   1973 .......................  68.80768
                   1974 .......................  61.27131
                   1975 .......................  57.31647
                   1976 .......................  54.63915
                   1977 .......................  51.20820
                   1978 .......................  46.98000
                   1979 .......................  41.46514
                   1980 .......................  36.85790
                   1981 .......................  33.84564
                   1982 .......................  32.60659
                   1983 .......................  31.41290
                   1984 .......................  30.23378
                   1985 .......................  29.12696
                   1986 .......................  28.81005
                   1987 .......................  27.59583
                   1988 .......................  26.43279
                   1989 .......................  25.27035
                   1990 .......................  23.81748
                   1991 .......................  23.10134
                   1992 .......................  22.45028
                   1993 .......................  21.86006
                   1994 .......................  21.28536
                   1995 .......................  20.76620
                   1996 .......................  20.16135

                   1996 .......................  100.00
                   1997 .......................  103.00
                   1998 .......................  106.00
                   1999 .......................  109.00
                   2000 .......................  113.00
                   2001 .......................  116.00
                   2002 .......................  119.00
                   2003 .......................  123.00
                   2004 .......................  127.00
                   2005 .......................  130.00
                   2006 .......................  134.00
                   2007 .......................  138.00
                   2008 .......................  143.00
                   2009 .......................  147.00
                   2010 .......................  151.00
                   2011 .......................
156.00
                   2012 .......................  160.00
                   2013 .......................  165.00
                   2014 .......................  170.00
                   2015 .......................  175.00
                   2016 .......................  181.00
                   2017 .......................  186.00
                   2018 .......................  192.00
                   2019 .......................  197.00
                   2020 .......................  203.00
                   2021 .......................  209.00
                   2022 .......................  216.00
                   2023 .......................  222.00
                   2024 .......................  229.00
                   2025 .......................  236.00
                   2026 .......................  243.00

Inflation erodes your buying power. $100 in 1966, could purchase five times the goods and service as in 1996 ($100 vs. $20).* Projecting inflation at 3%, goods and services costing $100 today will cost $243 in the year 2026.


* Source: Consumer Price Index, U.S. Bureau of Labor Statistics.

The accompanying table illustrates that if you are in the 36% tax bracket, a tax-free yield of 3% is actually equivalent to a taxable investment earning 4.69%.

                          Your Taxable Equivalent Yield

                                        Your Federal Tax Bracket
                           ---------------------------------------------

                           28.0%        31.0%       36.0%       39.6%
  Your Tax-free Yield
          3.00%             4.17%        4.35%       4.69%       4.97%
          3.50%             4.86%        5.07%       5.47%       5.79%
          4.00%             5.56%        5.80%       6.25%       6.62%
          4.50%             6.25%        6.52%       7.03%       7.45%
          5.00%             6.94%        7.25%       7.81%       8.25%
          5.50%             7.64%        7.97%       8.59%       9.11%


This information is general in nature and should not be construed as tax advice. Please consult a tax or financial adviser as to how this information affects your particular circumstances.

[LOGO] First Investors
Shareholder Manual



A Guide to Your
First Investors
Mutual Fund Account
------------------------------

as of June 17, 2002

INTRODUCTION

First Investors offers a wide variety of mutual funds to meet your financial needs ("FI Funds"). New client accounts must be established through your registered representative. While your registered representative is available to service your account on an ongoing basis, once you have established an account, you can contact us directly for account services.

This easy-to-follow guide tells you how to contact us and explains our policies and procedures. The policies and procedures referenced in this manual are subject to change. This manual must be preceded or accompanied by a First Investors mutual fund prospectus. For more complete information on any First Investors Fund, including charges and expenses, refer to the prospectus. Read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

TABLE OF CONTENTS

WHEN WE  ARE OPEN FOR BUSINESS....................................1

HOW TO CONTACT US.................................................1

HOW FUND SHARES ARE PRICED........................................1

HOW TO OPEN AN ACCOUNT
      Non-Retirement  Accounts....................................2
      Retirement Accounts.........................................2
      Telephone Privileges........................................3

HOW TO BUY SHARES
      Placing Your Purchase Order.................................4
      Paying For  Your Order......................................4
            By Check..............................................4
            By Money Line.........................................5
            By Automatic Payroll Investment.......................5
            By Federal Funds Wire Transfers.......................6
            By Distribution Cross-Investment......................6
            By Systematic Withdrawal Plan Payment Investments.....6
      Choosing Between Share Classes..............................7
            Class A Shares........................................8
            Class B Shares........................................11
      Minimum Initial Investment Requirements.....................12
      Additional Investments......................................12

HOW TO SELL SHARES
      Written Redemptions.........................................12
      Telephone Redemptions.......................................13
      Electronic Funds  Transfer Redemptions......................13
      Systematic Withdrawals......................................14
      Expedited Wire Redemptions..................................14
      Money Market Draft Check Redemptions........................15

HOW TO EXCHANGE SHARES
      Exchange Conditions.........................................16
      Telephone Exchanges.........................................17
      Written Exchanges...........................................17

WHEN SIGNATURE GUARANTEES ARE REQUIRED............................18

STATEMENTS & REPORTS
      Transaction Confirmation Statements.........................19
      Master Account Statements...................................19
      Annual and Semi-Annual Reports..............................19

DIVIDENDS AND DISTRIBUTIONS.......................................20

TAX FORMS.........................................................21

OTHER POLICIES
      Right to Reject Purchase or Exchange Orders.................22
      Share Certificates..........................................22
      Transferring Ownership of Shares............................22
      Householding of Disclosure Documents........................22
      Returned Mail...............................................23
      Reinstatement Privilege.....................................23
      Your Privacy................................................23

HOW TO COMMUNICATE WITH US
      Our Shareholder Services Department.........................24
      E-Mail......................................................24
      Web Access..................................................25

WHEN WE ARE OPEN FOR BUSINESS

We are open for business every day the New York Stock Exchange (NYSE) is open for regular trading. We refer to these days as "Trading Days". In addition to weekends, the NYSE is generally closed in observance of the following holidays:

-New Year's Day
-Martin Luther King, Jr. Day
-President's Day
-Good Friday
-Memorial Day
-Independence Day
-Labor Day
-Thanksgiving Day
-Christmas Day

HOW TO CONTACT US

While we encourage you to use the services of your representative, if you want or need to contact us directly, you can:

1:    For Express Mail, write us at:
      ADMINISTRATIVE DATA MANAGEMENT CORP.
      581 MAIN STREET
      WOODBRIDGE, NJ 07095-1198.

2:    For Regular Mail, write us at:
      ADMINISTRATIVE DATA MANAGEMENT CORP.
      P.O. BOX 5198
      WOODBRIDGE, NJ  07095-0916

3: Call our Shareholder Services Department at 1 (800) 423-4026 between the hours of 9:00 a.m. to 6:00 p.m., ET; or

4:    Visit us at any time on-line at www.firstinvestors.com

We do not accept purchase, exchange or redemption orders via our website or e-mail. See "How to Communicate With Us".

HOW FUND SHARES ARE PRICED

Each FI Fund prices its shares each Trading Day. The share price is calculated as of the close of trading on the NYSE (generally 4:00 p.m., ET). The Fund prices are generally listed later in the evening on our web site (www.firstinvestors.com). The prices for our larger funds are also reported the next day in many newspapers, including The Wall Street Journal and The New York Times.

In pricing its shares, each Fund, other than our money market funds, calculates the net asset value of each class of its shares separately by taking the total value of class assets, subtracting class expenses, and dividing the difference by the total number of shares in the class.

Our money market funds attempt to maintain a stable $1.00 per share for each class of shares by valuing their assets using the amortized cost method. The NAV's of these Funds could nevertheless decline below $1.00 per share.

Special pricing procedures are employed during emergencies. For a description of these procedures you can request, free of charge, a copy of a Statement of Additional Information.

The price that you will pay for a share is the NAV plus any applicable front-end sales charge. The price you receive if you redeem or exchange your shares is the NAV less any applicable contingent deferred sales charge ("CDSC").

The processing and price date for a purchase, redemption or exchange depends upon how your order is placed.

HOW TO OPEN AN ACCOUNT

Before investing, you must establish an account with your broker-dealer. You must be a legal resident of the U.S. to open an account with First Investors. At First Investors Corporation ("FI") you open an account by completing and signing a Master Account Agreement ("MAA"). Your registered representative will assist you in completing the MAA, explain our product line and services, and help you select the right investments. Some types of accounts require additional paperwork, as explained below. After you determine the fund(s) you want to purchase, deliver your completed MAA and your check, made payable to First Investors Corporation, to your registered representative.

NON-RETIREMENT ACCOUNTS

We offer a variety of "non-retirement" accounts, which is the term used to describe all accounts other than retirement accounts.

INDIVIDUAL ACCOUNTS.  These accounts may be opened by any adult individual.

JOINT ACCOUNTS. For any account with two or more owners, all owners must sign requests to process transactions. Telephone privileges allow any one of the owners to process telephone transactions independently.

GIFTS AND TRANSFERS TO MINORS ACCOUNTS. These are custodial accounts for minors established under your state's Uniform Gifts/Transfers to Minors Act. They are registered under the minor's social security number.

CORPORATE/ PARTNERSHIP/ TRUST ACCOUNTS. A trust account may be opened only if you have a valid written trust document. To establish a corporate, partnership, or trust account, you must also complete a First Investors Certificate of Authority ("COA") so that we know who has authority to effect transactions in the account.

TRANSFER ON DEATH (TOD) ACCOUNTS. TOD registrations, available on all FI
Funds in all states, allow individual and joint account owners to name one or more beneficiaries. The ownership of the account passes to the named beneficiaries in the event of the death of all account owners. To establish a TOD account, you must also complete a First Investors TOD Registration Request Form.

First Investors follows the TOD guidelines of the Securities Transfer Association with the following exceptions. First Investors:

[ ]   allows you to designate more than one TOD beneficiary;
[ ] does not print the beneficiaries' names on dividend and liquidation checks; and
[ ]   confirms TOD beneficiaries on quarterly  statements.

CONSERVATORSHIPS/ GUARDIANSHIPS/ ESTATE ACCOUNTS. Only legal representatives may open these accounts. To establish an estate account, you must provide an original or certified copy of death certificate, a certified copy of Letters Testamentary/Administration, and a First Investors Executors Indemnification Form. To establish a conservatorship or guardianship account, you must furnish a certified copy of the court document appointing you as the conservator/guardian and a First Investors Guardian/Conservator Certification & Indemnification Form.

EDUCATION SAVINGS ACCOUNT (ESA). ESAs allow you to accumulate assets on a tax-deferred basis to help satisfy qualifed educational expenses for a Designated Beneficiary (generally, a minor child). To establish an ESA, you must complete an ESA Application as the Responsible Individual (parent/legal guardian) of the Designated Beneficiary. If someone other than yourself is making the initial contribution he or she must sign the ESA Application as the Depositor.

RETIREMENT  ACCOUNTS

We offer the following types of retirement plans for individuals and employers:

INDIVIDUAL RETIREMENT ACCOUNTS including Roth, Traditional, and Conduit IRAs.

IRA FOR MINORS with earned income. A parent or legal guardian must complete the appropriate IRA Application and IRA for a Minor Child Form.

SIMPLE IRAs for employers.

SEP-IRAs (SIMPLIFIED EMPLOYEE PENSION PLANS) for small business owners or people with income from self-employment. SARSEP-IRAs are available as trustee to trustee transfers.

403(b)(7) accounts for employees of eligible tax-exempt organizations such as schools, hospitals and charitable organizations.

401(k) plans for employers.

MONEY PURCHASE PENSION & PROFIT SHARING plans for sole proprietors and partnerships.

Currently, there are no annual service fees chargeable to an account holder in connection with an IRA, SEP-IRA, SARSEP-IRA, SIMPLE-IRA, or 403(b) account. Each Fund currently pays the annual $10.00 custodian fee for such accounts. This policy may be changed at any time by a Fund on 45 days' written notice to the account holder. First Investors Federal Savings Bank has reserved the right to waive its fees at any time or to change the fees on 45 days' prior written notice to the holder of any IRA.

TELEPHONE PRIVILEGES

Telephone privileges are automatically granted when you open a First Investors individual, joint, or custodial account unless you decline the privileges by sending the Fund written instructions. For trusts, attorneys-in-fact, corporations, partnerships, guardianships, conservatorships and other entities, telephone privileges are not automatically granted; you must complete additional documentation. Telephone exchange privileges are automatically granted on IRAs, IRAs for Minors, Simple-IRAs, SEP-IRAs, 403(b)(7)s and ESAs unless you decline the privilege on the product application or send the Fund written instructions.

For non-retirement accounts, telephone privileges allow you or your registered representative to exchange or redeem eligible shares and authorize other transactions with a simple phone call. For ESA accounts, telephone redemptions are not permitted.

For retirement accounts, telephone privileges allow you to exchange shares from one Fund to another. Telephone redemptions are not permitted on retirement accounts. For a description of the types of exchanges and redemptions that may be made using Telephone Privileges (see "How to Sell Shares-Telephone Redemptions" page 13 and "How to Exchange Shares-Telephone Exchanges" page 17). For further assistance, please call Shareholder Services at 1(800) 423-4026.

For your protection, the following security measures are taken:

1:  Telephone requests are recorded to verify accuracy.

2:  Some or all of the following information is obtained:

    -Account number.
    -Address.
    -Social security number.
    -Other information as deemed necessary.

3:  A written confirmation of each transaction is mailed to you.

We will not be liable for following instructions if we reasonably believe the telephone instructions are genuine based on our verification procedures.

For security purposes, telephone privileges may be suspended on joint accounts upon notice of divorce or separation.

During times of drastic economic or market changes, telephone redemptions or exchanges may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, you may send us a written request by regular or express mail. The written request will be processed at the next determined net asset value, less any applicable CDSC, when received in good order in our Woodbridge, N.J. office.

HOW TO BUY SHARES

PLACING YOUR PURCHASE ORDER

Purchases may always be made by written application. Such purchases are processed when they are received in "good order" by our Woodbridge, NJ office. To be in good order, all required paperwork must be completed and payment received. If your order is received prior to the close of trading on the NYSE, it will receive that day's price. This procedure applies whether your order is given to your registered representative or mailed directly by you to our Woodbridge, NJ office.

As described more fully below, certain types of purchases can only be placed by written application. For example, purchases in connection with the opening of retirement accounts may only be made by written application. Furthermore, rollovers of retirement accounts will be processed only when we have received both written application and the rollover proceeds. Thus, for example, if it takes 30 days for another fund group to send us the retirement account proceeds, your purchase of First Investors funds will not occur until we receive the proceeds.

Some types of purchases may be phoned or electronically transmitted to us via Fund/SERV by your broker-dealer. If you give your order to a registered representative before the close of trading on the NYSE and the order is phoned or transmitted to our Woodbridge, NJ office prior to 5:00 p.m., ET, your shares will be purchased at that day's price. If you are buying a First Investors Fund through a broker-dealer other than First Investors, other requirements may apply. Consult your broker-dealer about its requirements.

All orders placed through a First Investors registered representative must be reviewed and approved by a principal officer of the branch office before being mailed or transmitted to the Woodbridge, NJ office.

It is the responsibility of the Dealer to forward or transmit orders to the Fund promptly and accurately. A fund will not be liable for any change in the price per share due to the failure of the Dealer to place or pay for the order in a timely fashion. Any such disputes must be settled between you and the Dealer.

PAYING FOR YOUR ORDER

Payment is due within three Trading Days of placing an order or the trade may be cancelled. (In such event, you will be liable for any loss resulting from the cancellation.) To avoid cancellation of your orders, you may open a money market account and use it to pay for subsequent purchases. Purchases made pursuant to our Automatic Investment Programs are processed as follows:

-Money Line purchases are processed on the date you select on your application (or the business day following a weekend or holiday).

-Automatic Payroll Investment Service purchases are processed on the date that we receive funds from your employer.

We accept the following forms of payment in U.S. funds:

- Checks drawn on US banks payable to First Investors Corporation.
- Money Line and Automatic Payroll Investment electronic funds transfers.
- Federal Funds wire transfers (required for investments of $500,000 or more).
- ACH transfers.

We DO NOT accept:
-     Third Party Checks.
-     Traveler's Checks.
-     Checks drawn on non-US banks.
-     Money Orders.
-     Cash.
-     Post Dated Checks.
-     Starter Checks.

BY CHECK

You can send us a check for purchases under $500,000. If you are opening a new fund account, your check must meet the fund minimum. When making purchases to an existing account, include your fund account number on your check. Investments of $500,000 or more must be made via Federal Fund wire.

BY MONEY LINE

With our Money Line program, you can invest in a FI fund account with as little as $50 a month or $600 each year by transferring funds electronically from your bank account. You can invest up to $50,000 a month through Money Line.

You select the payment amount and frequency that is best for you (bi-weekly, semi-monthly, monthly, quarterly, semi-annually, or annually).

The Money Line investment date you select is the date on which shares will be purchased. If the investment date falls on a weekend or holiday shares will be purchased on the next Trading Date. THE PROCEEDS MUST BE AVAILABLE IN YOUR BANK ACCOUNT TWO BUSINESS DAYS PRIOR TO THE INVESTMENT DATE.

How To Apply for Money Line:

1: Complete the Electronic Funds Transfer ("EFT") section of the application and provide complete bank account information. Attach a voided check or account statement. A signature guarantee of all shareholders and bank account owners is required. PLEASE ALLOW AT LEAST 10 BUSINESS DAYS FOR INITIAL PROCESSING.

2: Complete the Money Line section of the application to specify the amount, frequency and beginning date of the investments.

3:  Submit the paperwork to your registered representative or send it to:

Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198.

How To Change a Money Line:

To change investment amounts, reallocate or cancel Money Line, you must notify us at least 3 business days prior to the investment date. Provided you have telephone privileges, certain changes may be made by calling Shareholder Services at 1 (800) 423-4026. You may:

-Change the date or frequency of the Money Line debit.

-Reallocate Money Line to a new or existing account with the same registration.

-Increase your total Money Line payment by a maximum of $3,600 per year using any frequency provided bank and fund account registrations are the same and by a maximum of $1,200 per year using any frequency if bank and fund account registrations are different.

-Decrease the payment to the minimum amount of $50 per month.

-Discontinue the service.

For all other changes, you must submit a signature guaranteed written request to Administrative Data Management Corp. To change from one bank to another or change your bank account number you must also send a new Money Line application, voided check or account statement and 10 days notice.

A medallion signature guarantee (see "When Signature Guarantees are Required", page 18) is required to increase a Money Line payment by $25,000 or more. Money Line service will be suspended upon notification that all account owners are deceased.

BY AUTOMATIC PAYROLL INVESTMENT

With our Automatic Payroll Investment service ("API") you can systematically purchase shares by payroll deduction. To participate, your employer must offer direct deposit and permit you to electronically transfer a portion of your salary to your account. Contact your company payroll department to authorize the salary reductions. If not available, you may consider our Money Line program.

Shares purchased through API are purchased on the day the electronic transfer is received by the Fund.

How To Apply for API:

1:  Complete an API Application.
2:  Complete an API Authorization Form.
3: Complete the government's Direct Deposit Sign-up Form if you are receiving a government payment.
4:  Submit the paperwork to your registered representative or send it to:

Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198.

BY FEDERAL FUNDS WIRE TRANSFER

You may purchase shares via a Federal Funds wire transfer from your bank account into your EXISTING First Investors Fund accounts. Investments of $500,000 or more must be purchased by a Federal Funds wire.

To wire funds to an existing First Investors Fund account, you must provide us with the wire confirmation number, amount of the wire, and the existing account number(s) to be credited. Instruct your bank to wire your investment, as applicable, to:

Cash Management Fund - Class A
Bank of New York
ABA #021000018
FI Cash Mgmt. Account 8900005696
For Further Credit To:  Your Name
Your First Investors Account #

Tax-Exempt Money Market Fund - Class A
Bank of New York
ABA #021000018
FI Tax Exempt Account 8900023198
For Further Credit To: Your Name
Your First Investors Account #

All other existing FI Fund accounts:
FI Fund (specify fund name)
First Investors Federal Savings Bank
ABA#  221272604
Credit: FST Investors FED
Account # 03060000142
For Further Credit To: Your Name
Your First Investors Account #

If we receive a wire and we have not received all of the above noted information, your purchase will not occur until we receive the required information.

SPECIAL RULES FOR MONEY MARKET WIRE PURCHASES

If we receive a Federal Funds wire transfer for a purchase prior to 12:00 p.m., ET, and you have previously notified us that the wire is on the way (by calling 1 (800) 423-4026), your shares will start earning dividends on that same day. (See "Dividends and Distributions" on page 20.)

BY DISTRIBUTION CROSS-INVESTMENT

You can invest the dividends and capital gains from one fund account, excluding the money market funds, into another fund account in the same class of shares. The shares will be purchased at the net asset value on the Trading Day after the record date of the distribution.

- You must invest at least $50 a month or $600 a year into a NEW fund account.

- A signature guarantee is required if the ownership on both accounts is not identical.

You may establish a Distribution Cross-Investment service by contacting your registered representative or calling Shareholder Services at 1 (800) 423-4026.

BY SYSTEMATIC WITHDRAWAL PLAN  PAYMENT INVESTMENTS

You can invest Systematic Withdrawal Plan payments (see "How to Sell Shares", page 12) from one fund account in shares of another fund account in the same class of shares.

- Payments are invested without a sales charge.
- A signature guarantee is required if the ownership on both accounts is not identical.
- Both accounts must be in the same class of shares.
- You must invest at least $600 a year if into a new fund account.
- You can invest on a monthly, quarterly, semi-annual, or annual basis.

Systematic Withdrawal Plan payment investments are suspended upon notification that all account owners are deceased. Service will recommence upon receipt of written alternative payment instructions and other required documents from the decedent's legal representative.

CHOOSING BETWEEN SHARE CLASSES

All FI Funds are available in Class A and Class B shares. It's very important to specify which class of shares you wish to purchase when you open a new account. All First Investors account applications have a place to designate your selection. If you do not specify which class of shares you want to purchase, Class A shares will automatically be purchased. Direct purchases into Class B share money market accounts are not accepted. Class B money market fund shares may only be acquired through an exchange from another Class B share account or through Class B share distribution cross-investment.

Each class of shares has its own cost structure. Class A shares have a front-end sales charge. Class B shares may have a contingent deferred sales charge ("CDSC"). While both classes have a Rule 12b-1 fee, the fee on Class B shares is generally higher. As a result, different classes of shares in the same fund generally have different prices. The principal advantages of Class A shares are that they have lower overall expenses, quantity discounts on sales charges, and certain account privileges that are not offered on Class B shares. The principal advantage of Class B shares is that all your money is put to work from the outset. Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases in excess of $250,000. If you are investing in excess of $1,000,000, we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you depends upon the amount you invest, your time horizon, and your preference for paying the sales charge initially or over time. Your registered representative can help you decide which class of shares is best for you.

CLASS A SHARES

When you buy Class A shares, you pay the offering price - the net asset value of the fund plus a front-end sales charge. The front-end sales charge declines with larger investments.

--------------------------------------------------------------------------------
CLASS A SALES CHARGES
--------------------------------------------------------------------------------
                       AS A % OF    AS A % OF  YOUR
YOUR INVESTMENT     OFFERING PRICE    INVESTMENT
less than $100,000      5.75%            6.10%
$100,000 - $249,999     4.50%            4.71%
$250,000 - $499,999     3.50%            3.63%
$500,000 - $999,999     2.50%            2.56%
$1,000,000 or more         0%*              0%*

* If you invest $1,000,000 or more you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a contingent deferred sales charge ("CDSC") of 1.00%.
--------------------------------------------------------------------------------

If you qualify for one of the sales charge reductions or waivers, it is very important to let us know at the time you place your order. Include a written statement with your check explaining which privilege applies. If you do not include this statement we cannot guarantee that you will receive the reduction or waiver.

CLASS A SHARES MAY BE PURCHASED WITHOUT A SALES CHARGE:

1: By an officer, trustee, director, or employee of the Fund, the Fund's adviser or subadviser, First Investors Corporation, or any affiliates of First Investors Corporation, or by his/her spouse, child (under age 21) or grandchild (under age
21).

2: By a former FI associate or his/her spouse, child or grandchild (under age 21) provided the person worked for the company for at least 5 years and retired or terminated employment in good standing.

3: By a FI registered representative or an authorized dealer, or by his/her spouse, child (under age 21) or grandchild (under age 21).

4: When Class A share fund dividends and distributions are reinvested in Class A shares.

5: When Class A share Systematic Withdrawal Plan payments are automatically reinvested in Class A shares (except for certain payments from money market accounts which may be subject to a sales charge).

6: When qualified retirement plan loan repayments are reinvested in Class A shares, provided the loan was made against an account originally subject to a sales charge.

7: With the liquidation proceeds from a First Investors Life Variable Annuity Fund A, C, or D contract or First Investors Single Premium Retirement Annuity contract within one year of the contract's maturity date.

8: When dividends (at least $50 a year) from a First Investors Life Insurance Company policy are invested into an existing account.

9: When a group qualified plan (401(k), money purchase pension, profit sharing and 403(b) that is subject to Title I of ERISA) is reinvesting redemption proceeds from another fund on which a sales charge or CDSC was paid.

10: With distribution proceeds from a First Investors group qualified plan account into an IRA.

11: By a group qualified plan with 100 or more eligible employees or $1,000,000 or more in assets.

12: In amounts of $1 million or more.

13: By individuals under a Letter of Intent or Cumulative Purchase Privilege of $1 million or more.

For items 9 through 13 above: A CDSC of 1.00% will be deducted if shares are redeemed within 2 years of purchase.

SALES CHARGES ON CLASS A SHARES MAY BE REDUCED FOR:

1: Group qualified retirement plans which have made special arrangements with First Investors for a sales charge discount.

2: Unit trust holders ("unitholders") whose trust sponsors have made special arrangements with First Investors for a sales charge discount.

3: 403(b)(7) accounts of clients whose employers have made special arrangements with First Investors for a sales charge discount.

CUMULATIVE PURCHASE PRIVILEGE:

The Cumulative Purchase Privilege lets you add the value of all your existing FI Fund accounts (Class A and Class B shares) to the amount of your next Class A share investment to reach sales charge discount breakpoints. The Cumulative Purchase Privilege lets you add the values of all of your existing FI Fund accounts (except for amounts that have been invested directly in Cash Management or Tax Exempt Money Market accounts on which no sales charge was previously imposed) to the amount of your next Class A share investment in determining whether you are entitled to a sales charge discount. While sales charge discounts are available only on Class A shares, we will also include any Class B shares you may own in determining whether you have achieved a discount level. For example, if the combined current value of your existing FI Fund accounts is $100,000 (measured by offering price), your next purchase will be eligible for a sales charge discount at the $100,000 level. Cumulative Purchase discounts are applied to purchases as indicated in the first column of the Class A Sales Charge table.

All your accounts registered with the same social security number will be linked together under the Cumulative Purchase Privilege. Your spouse's accounts and custodial accounts held for minor children residing at your home can also be linked to your accounts upon request.

-Conservator accounts are linked to the social security number of the ward, not the conservator.

-Sole proprietorship accounts are linked to personal/family accounts only if the account is registered with a social security number, not an employer identification number ("EIN").

-Testamentary trusts and living trusts may be linked to other accounts registered under the same trust EIN, but not to the personal accounts of the trustee(s).

-Estate accounts may only be linked to other accounts registered under the same EIN of the estate or social security number of the decedent.

-Church and religious organizations may link accounts to others registered with the same EIN but not to the personal accounts of any member.

LETTER OF INTENT:

A Letter of Intent ("LOI") lets you purchase Class A shares at a discounted sales charge level even though you do not yet have sufficient investments to qualify for that discount level. An LOI is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. Under an LOI, you can reduce the initial sales charge on Class A share purchases based on the total amount you agree to invest in both Class A and Class B shares during the 13 month period.

Purchases made 90 days before the date of the LOI may be included, in which case the 13 month period begins on the date of the first purchase. Your LOI can be amended in two ways. First, you may file an amended LOI to raise or lower the LOI amount during the 13 month period. Second, your LOI will be automatically amended if you invest more than your LOI amount during the 13 month period and qualify for an additional sales charge reduction. Amounts invested in the Cash Management or Tax Exempt Money Market Funds are not counted toward an LOI.

By purchasing under an LOI, you acknowledge and agree to the following:

-You authorize First Investors to reserve 5% of your total intended investment in shares held in escrow in your name until the LOI is completed.

-First Investors is authorized to sell any or all of the escrow shares to satisfy any additional sales charges owed in the event you do not fulfill the LOI.

-Although you may exchange all your shares, you may not sell the reserve shares held in escrow until you fulfill the LOI or pay the higher sales charge.

CLASS B SHARES

Class B shares are sold without an initial sales charge, putting all your money to work for you immediately. If you redeem Class B shares within 6 years of purchase, a CDSC will be imposed. The CDSC declines from 4% to 0% over a 6-year period, as shown in the chart below. Class B shares, and the dividend and distribution shares they earn, automatically convert to Class A shares after 8 years, reducing future annual expenses.

--------------------------------------------------------------------------------
CLASS B SALES CHARGES
--------------------------------------------------------------------------------
YEAR OF REDEMPTION                CDSC AS A PERCENTAGE OF PURCHASE OR
                                            NAV AT REDEMPTION
Within the 1st or 2nd year                      4%
Within the 3rd or 4th year                      3%
In the 5th year                                 2%
In the 6th year                                 1%
Within the 7th year and 8th year                0

--------------------------------------------------------------------------------

SALES CHARGE REDUCTIONS ON CLASS B SHARES:

If shares redeemed are subject to a CDSC, the CDSC will be based on the lesser of the original purchase price or redemption price. There is no CDSC on shares acquired through dividend and capital gains reinvestment. We call these "free shares."

Anytime you sell shares, your shares will be redeemed in the following manner to ensure that you pay the lowest possible CDSC:

FIRST-Class B shares representing dividends and capital gains that are not subject to a CDSC.

SECOND-Class B shares held more than six years which are not subject to a CDSC.

THIRD-Class B shares held longest which will result in the lowest CDSC.

For purposes of calculating the CDSC, all purchases made during the calendar month are deemed to have been made on the first business day of the month at the average cost of the shares purchased during that period.

SALES CHARGE WAIVERS ON CLASS B SHARES:

The CDSC on Class B shares does not apply to:

1: Appreciation on redeemed shares above their original purchase price and shares acquired through dividend or capital gains distributions.

2: Redemptions of shares following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of an account owner (or in the case of joint accounts the death of the last surviving joint owner), provided that the shares were purchased prior to the death or disability and the redemptions are made within one year of death or disability. Proof of death or disability is required.

3: Distributions from employee benefit plans due to plan termination.

4: Redemptions to remove an excess contribution from an IRA or qualified retirement plan.

5: Distributions upon reaching required minimum age 70 1/2 provided you have held the shares for at least three years.

6: Annual redemptions of up to 8% of your account's value redeemed by a Systematic Withdrawal Plan. Free shares not subject to a CDSC will be redeemed first and will count towards the 8% limit.

7: Shares redeemed from advisory accounts managed by or held by the Fund's investment advisor or any of its affiliates.

8: Tax-free returns of excess contributions from employee benefit plans.

9: Redemptions of non-retirement shares purchased with proceeds from the sale of shares of another fund group between April 29, 1996 and June 30, 1996 that did not pay a sales charge (other than money market fund accounts or retirement plan accounts).

10: Redemptions by the Fund when the account falls below the minimum.

11: Redemptions to pay account fees.

Include a written statement with your redemption request explaining which exemption applies. If you do not include this statement we cannot guarantee that you will receive the waiver.

MINIMUM INITIAL INVESTMENT REQUIREMENTS

Your initial investment in a non-retirement or ESA fund account may be as little as $1,000. You can open a First Investors Traditional IRA or Roth IRA with as little as $500. Other retirement accounts may have lower initial investment requirements at the Fund's discretion. These minimums are waived if you use one of our Automatic Investment Programs (see "Paying for Your Order", page 4) or if you open a Fund account through a full exchange from another FI Fund.

ADDITIONAL INVESTMENTS

Once you have established an account, you generally can add to it through your registered representative or by sending us a check directly. There is no minimum requirement on additional purchases into existing fund accounts. Remember to include your FI Fund account number on your check made payable to First Investors Corporation.

Mail checks to:

FIRST INVESTORS CORPORATION
ATTN: DEPT. CP
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198

HOW TO SELL SHARES

You can sell your shares on any Trading Day. In the mutual fund industry, a sale is referred to as a "redemption." If your redemption request is received in "good order" at our Woodbridge, NJ office prior to the close of trading on the NYSE, you will receive that day's price. If you redeem through a broker-dealer other than First Investors, other requirements may apply. Consult with your broker-dealer about its requirements.

Payment of redemption proceeds generally will be made within seven days of receipt of your order. If the shares being redeemed were recently purchased by check or electronic funds transfer, payment may be delayed to verify that the check or electronic funds transfer has been honored, which may take up to 15 days from the date of purchase. Unless you have declined Telephone Privileges, most non-retirement account redemptions can be made by phone by you or your registered representative. Shareholders may not redeem shares by telephone or electronic funds transfer unless the shares have been owned for at least 15 days.

Redemptions of shares are not subject to the 15 day verification period if the shares were purchased via:

-Automatic Payroll Investment.

-FIC registered representative payroll checks.

-Checks issued by First Investors Life Insurance
 Company, FIC or ADM.

-Federal funds wire payments.

For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, additional documents are required to redeem shares. Certain retirement accounts require additional documentation and specific distribution forms. Call Shareholder Services at 1 (800) 423-4026 for more information.

WRITTEN REDEMPTIONS

You can write a letter of instruction or contact your registered representative for a liquidation request form. A written liquidation request will be processed when received in our Woodbridge, NJ office provided it is in good order. Good order must include:

1: The name of the fund;

2: Your account number;

3: The dollar amount, number of shares or percentage of the account you want to redeem;

4: Share certificates (if they were issued to you);

5: Original signatures of all owners exactly as your account is registered; and

6: Signature guarantees, if required (see "When Signature Guarantees are Required", page 18).

Shares purchased by check or electronic funds transfer that you have owned for less than 15 days may only be redeemed by written request. If we are being asked to redeem a retirement account and transfer the proceeds to another financial institution, we will also require a Letter of Acceptance from the successor custodian before we effect the redemption.

For your protection, the Fund reserves the right to require additional supporting legal documentation. Written redemption requests should be mailed to:

ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198.

If your redemption request is not in good order or information is missing, the Transfer Agent will seek additional information and process the redemption on the Trading Day it receives such information.

TELEPHONE REDEMPTIONS

You, or any person we believe is authorized to act on your behalf, may redeem shares held in a non-retirement account which have been owned for at least 15 days by calling our Special Services Department at 1 (800) 342-6221 from 9:00 a.m. to 4:00 p.m., ET, on any Trading Day provided:

-Telephone privileges are available for your account registration and you have not declined telephone privileges (see "Telephone Privileges");

-You do not hold share certificates (issued shares);

-The redemption is made payable to the registered owner(s) or electronically transferred by Federal Funds wire transfer or ACH to a pre-designated account;

-The redemption amount is $50,000 or less;

-The redemption amount, combined with the amount of all telephone redemptions made within the previous 30 days does not exceed $100,000 per fund account; and

-Telephone redemptions will not be honored if your address has been changed within 60 days unless the address change request was signed by all shareholders and signature guaranteed.

Telephone redemption orders received between 4:00-5:00p.m. ET will be processed on the following Trading Day.

ELECTRONIC FUNDS  TRANSFER REDEMPTIONS

Electronic Funds Transfer ("EFT") redemptions allow you to redeem shares and electronically transfer proceeds to your bank account.

YOU MUST ENROLL IN THE ELECTRONIC FUNDS TRANSFER SERVICE AND PROVIDE COMPLETE BANK ACCOUNT INFORMATION BEFORE USING THE PRIVILEGE. Signature guarantees of all shareholders and all bank account owners are required. Please allow at least 10 business days for initial processing. We will send any proceeds during the processing period to your address of record. Call your registered representative or Shareholder Services at 1 (800) 423-4026 for an application.

You may call Shareholder Services or send written instructions to Administrative Data Management Corp. to request an EFT redemption of shares which have been held at least 15 days. Each EFT redemption:

1: Must be electronically transferred to your pre-designated bank account;

2: Must be at least $500;

3: Cannot exceed $50,000; and

4: Cannot exceed $100,000 when added to the total amount of all EFT redemptions made within the previous 30 days.

If your redemption does not qualify for an EFT redemption, your redemption proceeds will be mailed to your address of record.

The Electronic Funds Transfer service may also be used to purchase shares (see "Money Line", page 5) and transfer systematic withdrawal payments (see "Systematic Withdrawal Plan Payment Investments", page 6) and dividend distributions to your bank account.

SYSTEMATIC WITHDRAWALS

Our Systematic Withdrawal Plan allows you to redeem a specific dollar amount, number of shares, or percentage from your account on a regular basis. Your payments can be mailed to you or a pre-authorized payee by check, transferred to your bank account electronically (if you have enrolled in the EFT service) or invested in shares of another FI fund in the same class of shares through our Systematic Withdrawal Plan Payment Investment service (see "Paying for Your Order", page 4).

You can receive payments on a monthly, quarterly, semi-annual, or annual basis. Your account must have a value of at least $5,000 in non-certificated shares ("unissued shares"). The $5,000 minimum account balance is waived for required minimum distributions from retirement plan accounts, payments to First Investors Life Insurance Company, and systematic investments into another eligible fund account. The minimum Systematic Withdrawal Plan payment is $25 (waived for Required Minimum Distributions on retirement accounts or FIL premium payments).

Systematic withdrawals in excess of the dividends and distributions paid by a Fund will reduce and possibly exhaust your invested principal, especially in the event of a market decline. You should not assume that the value of your Fund shares will appreciate enough to cover withdrawals. The redemption of shares in connection with a systematic withdrawal plan will also generally result in a gain or loss for tax purposes.

Once you establish the Systematic Withdrawal Plan, you should not make additional investments into this account while systematic withdrawals are being made, (except money market funds). Buying shares during the same period as you are selling shares is not advantageous to you because you will be incurring unnecessary sales charges and may not be able to deduct any capital losses because of wash sale rules.

If you own Class B shares, you may establish a Systematic Withdrawal Plan and redeem up to 8% of the value of your account annually without a CDSC. If you own Class B shares in a retirement account and if your Required Minimum Distribution exceeds the 8% limit, the applicable CDSC will be charged if the additional shares were held less than 3 years and you have not reached age 701/2.

To establish a Systematic Withdrawal Plan, complete the appropriate section of the account application or contact your registered representative or call Shareholder Services at 1 (800) 423-4026.

EXPEDITED WIRE REDEMPTIONS
(CLASS A MONEY MARKET FUNDS ONLY)

Enroll in our Expedited Redemption service to wire proceeds via Federal Funds from your Class A FI money market account to your bank account. Shares must be owned for at least 15 days to be eligible for expedited redemption. Call Shareholder Services at 1 (800) 423-4026 for an application or to discuss specific requirements.

Requests for redemptions by wire out of the money market funds must be received in writing or by phone prior to 12:00 p.m., ET, on a Trading Day, to be processed the same day. Wire redemption requests received after 12:00 p.m., ET, will be processed the following Trading Day.

-Each wire under $5,000 is subject to a $15 fee.

-Two wires of $5,000 or more are permitted without charge each month. Each additional wire is $15.00.

-Wires must be directed to your predesignated bank account.

MONEY MARKET DRAFT CHECK REDEMPTIONS (CLASS A SHARES ONLY)

Free draft check writing privileges are available for First Investors Cash Management Fund and First Investors Tax Exempt Money Market Fund accounts with a minimum balance of $1,000. We will not issue draft checks if your account has a balance of less than $1,000. Each check which is drawn on an account with a balance of less than $1,000 will be subject to a processing fee of $10. The fee will be deducted from the fund account when the draft check is paid. Checks may be written for a minimum of $500. Your available account balance must be sufficient to cover the amount of your check and any applicable CDSC. Draft checks are not available for Class B share accounts and retirement accounts. Complete the Money Market Fund Check Redemption section of the account application to apply for draft checks. To order additional checks, call Shareholder Services at 1 (800) 423-4026.

Additional documentation is required to establish check writing privileges for trusts, corporations, partnerships and other entities. Call Shareholder Services at 1 (800) 423-4026 for further information.
--------------------------------------------------------------------------------

HOW TO EXCHANGE SHARES

Subject to the conditions listed below, you have the right to exchange shares of any First Investors Fund for the shares of the same class of any other First Investors Fund without incurring an additional sales charge. This right, which is called a free exchange privilege, gives you the flexibility to change investments as your goals change. Since an exchange of fund shares is a redemption and a purchase, it may create a gain or loss which is reportable for tax purposes. Read the prospectus of the FI Fund you are purchasing carefully before you exchange into it.

Unless you have declined telephone privileges, you or your representative may be able to exchange shares by phone. Exchanges can also be made by written instructions.

Exchange orders are processed when we receive them in good order in our Woodbridge, NJ office. Exchange orders received in good order prior to the close of trading on the NYSE will be processed at that day's prices.

EXCHANGE CONDITIONS

There are a number of conditions on the free exchange privilege.

1: You may only exchange shares within the same class.

2: Exchanges can only be made into identically owned accounts.

3: Exchanges into a new fund account must meet the new fund's minimum initial investment.

4: The fund you are exchanging into must be eligible for sale in your state.

5: If your request does not clearly indicate the amount to be exchanged or the accounts involved, no shares will be exchanged.

6: If you exchange shares of a fund which are subject to a CDSC (e.g., any Class B shares or Class A shares to be purchased at NAV because the value of your accounts exceeds $1 million), the CDSC and the holding period used to calculate the CDSC will carry over to the acquired shares.

7: Since there is no sales charge on Class A share money market fund purchases, you cannot exchange Class A money market fund shares into the shares of another First Investors Fund without incurring a sales charge unless you have already paid a sales charge on the shares (i.e., you purchased a First Investors Fund with a sales charge and exchanged into the money market fund).

8: If you are exchanging shares on which a sales charge was already paid, the dividends earned on those shares are also eligible for the free exchange privilege.

9: FI Funds reserve the right to reject any exchange order which in the opinion of the Fund is part of a market timing strategy. In the event that an exchange is rejected, neither the redemption nor the purchase side of the exchange will be processed.

10: If your exchange request is not in good order or information is missing, the Transfer Agent will seek additional information and process the exchange on the day it receives such information.

11: If your exchange is from an account with automatic investments or systematic withdrawals, you must let us know if your automatic investments or systematic withdrawals are to remain with the original fund or the fund you are exchanging into ("receiving fund") or if you want it terminated.

Without specific instructions, we will amend account privileges as outlined below:
--------------------------------------------------------------------------------

                    EXCHANGE              EXCHANGE          EXCHANGE A
                    ALL SHARES TO         ALL SHARES TO     PORTION OF
                    ONE FUND              MULTIPLE          SHARES TO ONE OR
                                          FUNDS             MULTIPLE FUNDS
--------------------------------------------------------------------------------
MONEY LINE          ML moves to           ML stays with     ML stays with
(ML)                Receiving Fund        Original Fund     Original Fund


AUTOMATIC PAYROLL   API moves to          API is allocated  API stays with
INVESTMENT (API)    Receiving Fund        equally to        Original Fund
                                          Receiving Funds

SYSTEMATIC          SWP moves to          SWP               SWP stays
WITHDRAWALS         Receiving Fund        Canceled          with Original Fund
(SWP)

--------------------------------------------------------------------------------

TELEPHONE EXCHANGES

You can exchange by phone shares of any non-retirement account provided you have telephone privileges. (See "Telephone Privileges", page 3.)

You can also use telephone privileges to exchange shares of any eligible FI fund
(1) within any participant directed FI prototype IRA, 403(b), or 401(k) Simplifier Plan, (2) from an individually registered non-retirement account to an IRA account registered to the same owner (provided an IRA application is on file); and (3) within 401(k) Flexible plans, money purchase pension plans and profit sharing plans if a First Investors Qualified Retirement Plan Application is on file. Contact your registered representative or call Shareholder Services at 1(800) 423-4026 to obtain a Qualified Retirement Plan Application.

By Phone:         Call Special Services from 9:00 a.m. to 5:00 p.m., ET.
1(800) 342-6221   Orders received after the close of the NYSE, usually
                  4:00 p.m., ET, are processed the following Trading Day.

                  1. You must have telephone privileges.
                     (see "Telephone Privileges", page 3.)

                  2. Certificate shares cannot be exchanged by phone.

                  3. For trusts, estates, attorneys-in-fact, corporations,
                     partnerships, guardianships, conservatorships and other entities, additional documents may be required if not already on file. Call Shareholder Services Department at 1(800) 423-4026 to determine whether additional documents to are necessary.


WRITTEN EXCHANGES

Written instructions are acceptable for any exchange.
By Mail to:
ADM
581 MAIN STREET
WOODBRIDGE, NJ 07095

                  1. Send us written instructions signed by all account
                     owners exactly as the account is registered.

                  2. Include the name and  account number of your fund.

                  3. Indicate either the dollar amount, number of shares or
                     percent of the source account you want to exchange.

                  4. Specify the existing account number or the name of the
                     new Fund you want to exchange into.

                  5. Include any outstanding share certificates for shares you want to exchange.  A signature guarantee is required.

                  6. For trusts, estates, attorneys-in-fact, corporations,
                     partnerships, guardianships, conservatorships and other entities, additional documents may be required if not already on file. Call Shareholder Services at 1 (800) 423-4026.

WHEN SIGNATURE GUARANTEES ARE REQUIRED

A signature guarantee protects you from the risk of a fraudulent signature and is generally required for non-standard and large dollar transactions. A signature guarantee may be obtained from eligible guarantor institutions including banks, savings associations, credit unions and brokerage firms which are members of the Securities Transfer Agents Medallion Program ("STAMP"), the New York Exchange Medallion Signature Program ("MSP"), or the Stock Exchanges Medallion Program ("SEMP"). A signature guarantee may not amend or limit the scope of the guarantee in any way. The guarantee may not be dated or altered in an attempt to guarantee less than all signatures on a document. The surety bond coverage provided must equal or exceed the amount of the transaction. Please note that a notary public stamp or seal is not an acceptable substitute for a signature guarantee.

Signature guarantees are required:

1: For redemptions over $50,000.

2: For redemption checks made payable to any person(s) other than the registered shareholder(s) or any entity other than a major financial institution for the benefit of the registered shareholder(s).

3: For redemption checks mailed to an address other than the address of record, pre-authorized bank account, or a major financial institution on your behalf.

4: For redemptions to the address of record when the address of record has changed within 60 days of the request (unless the written address change request was signed by all owners and signature guaranteed).

5: When a stock certificate is mailed to an address other than the address of record or the dealer on the account.

6: When shares are transferred to a new registration.

7: When certificated (issued) shares are redeemed or exchanged.

8: To establish any EFT service.

9: For requests to change the address of record to a P.O. box or a "c/o" street address.

10: If multiple account owners of one account give inconsistent instructions.

11: When a transaction requires additional legal documentation.

12: When the authority of a representative of a corporation, partnership, trust, or other entity has not been satisfactorily established.

13: When an address is updated on an account which has been coded "Do Not Mail" because mail has been returned as undeliverable.

14: Any other instance whereby a fund or its transfer agent deems it necessary as a matter of prudence.

STATEMENTS & REPORTS
TRANSACTION CONFIRMATION STATEMENTS

You will receive a confirmation statement immediately after most transactions. These include:

-dealer purchases.
-check investments.
-Federal Funds wire purchases.
-redemptions.
-exchanges.
-transfers.
-systematic withdrawals.

Money Line and Automatic Payroll Investment purchases are not confirmed for each transaction. They will appear on your next regularly scheduled quarterly statement (see Dividend Payment Schedule under "Dividends and Distributions", page 20).

A separate confirmation statement is generated for each fund account you own. It provides:

-Your fund account number.

-The date of the transaction.

-A description of the transaction (PURCHASE, REDEMPTION, ETC.).

-The number of shares bought or sold for the transaction.

-The dollar amount of the transaction.

-The dollar amount of the dividend payment (IF APPLICABLE).

-The total share balance in the account.

-The dollar amount of any dividends or capital gains paid.

-The number of shares held by you, held for you (INCLUDING ESCROW SHARES), and the total number of shares you own.

The confirmation statement also may provide a perforated Investment Stub with your preprinted name, registration, and fund account number for future investments.

You should review your confirmation statements carefully. If you fail to notify us of any errors or omissions within 30 days, we will not accept responsibility for any resulting liability.

MASTER ACCOUNT STATEMENTS

If First Investors Corporation is your broker, you will receive a Master Account Statement for all your identically owned First Investors fund accounts on a quarterly basis. The Master Account Statement will also include a recap of any First Investors Life Insurance accounts you may own. Joint accounts registered under your taxpayer identification number will appear on a separate Master Account Statement but may be mailed in the same envelope upon request.

The Master Account Statement provides the following information for each First Investors fund you own:

-fund name.

-fund's current market value.

-total distributions paid year-to-date.

ANNUAL AND SEMI-ANNUAL REPORTS

You will also receive an Annual and a Semi-Annual Report covering each fund that you own. These financial reports show the assets, liabilities, revenues, expenses, and earnings of the fund as well as a detailed accounting of all portfolio holdings. The Annual report will also contain an analysis by the Portfolio Manager of the Fund's performance over the prior year. You will receive one report per household.

DIVIDENDS AND DISTRIBUTIONS

Except as provided below, for funds that declare daily dividends, your shares start earning dividends on the first business day following the day of purchase. Your shares continue to earn dividends until, but not including, the next business day following the day of redemption.

For First Investors money market fund purchases, if we receive a Federal Funds wire transfer prior to 12:00p.m., ET, and you have given us the proper notification beforehand (see "Federal Funds Wire Transfer", page 6), your shares start earning dividends on the day of purchase. Redemptions by wire out of the money market funds will not earn dividends on the day of redemption.

The funds pay dividends from net investment income and distribute the accrued earnings to shareholders as noted below:

--------------------------------------------------------------------------------
DIVIDEND PAYMENT SCHEDULE
--------------------------------------------------------------------------------
MONTHLY:                        QUARTERLY:              ANNUALLY (IF ANY):
Cash Management Fund            Blue Chip Fund          All-Cap Growth Fund
Fund for Income                 Growth & Income Fund    Focused Equity Fund
Government Fund                 Total Return Fund       Global Fund
Insured Intermediate Tax Exempt Utilities Income Fund   Mid-Cap Opportunity Fund
Insured Tax Exempt Fund                                 Special Situations Fund
Insured Tax Exempt Fund II
Investment Grade Fund
Multi-State Insured Tax Free Fund
New York Insured Tax Free Fund
Tax-Exempt Money Market Fund
--------------------------------------------------------------------------------

Capital gains distributions, if any, are paid annually, usually near the end of the fund's fiscal year. On occasion, more than one capital gains distribution may be paid during one year.

Dividends or capital gains distributions are automatically reinvested to purchase additional fund shares unless otherwise instructed. Dividends and capital gains distributions of less than $10.00 are automatically reinvested to purchase additional fund shares.

If you buy shares shortly before the record date of the dividend, the entire dividend you receive may be taxable even though a part of the distribution is actually a return of your purchase price. This is called "buying a dividend."

There is no advantage to buying a dividend because a fund's net asset value per share is reduced by the amount of the dividend.

TAX FORMS
--------------------------------------------------------------------------------
TAX FORM        DESCRIPTION                                       MAILED BY

1099-DIV *      Consolidated report lists all taxable dividend    January 31
                and capital gains distributions for all of the
                shareholder's accounts. Also includes foreign
                taxes paid and any federal income tax withheld
                due to backup withholding.
--------------------------------------------------------------------------------
1099-B          Lists proceeds from all redemptions including     January 31
                systematic withdrawals and exchanges. A
                separate form is issued for each fund account.
                Includes amount of federal income tax withheld
                due to backup withholding.
--------------------------------------------------------------------------------
1099-R          Lists taxable distributions from a retirement     January 31
                account. A separate form is issued for each
                fund account. Includes federal income tax
                withheld due to IRS withholding requirements.
--------------------------------------------------------------------------------
5498            Provided to shareholders who made an annual IRA   May 31
                contribution or rollover purchase. Also
                provides the account's fair market value as of
                the last business day of the previous year. A
                separate form is issued for each fund account.
--------------------------------------------------------------------------------
1042-S          Provided to non-resident alien shareholders to    March 15
                report the amount of fund dividends paid and
                the amount of federal taxes withheld. A
                separate form is issued for each fund account.
--------------------------------------------------------------------------------
Cost Basis      Uses the "average cost-single category" method    January 31
Statement       to show the cost  basis of any shares sold or
                exchanged. Information is provided to assist
                shareholders in calculating capital gains or
                losses. A separate statement, included with
                Form 1099-B, is issued for each fund account.
                This statement is not reported to the IRS and
                does not include money market funds or
                retirement accounts.
--------------------------------------------------------------------------------
Tax Savings     Consolidated report lists all amounts not         January 31
Report for      subject to federal, state and local income
Non-Taxable     tax for all the shareholder's accounts.
Income          Also includes any amounts subject to
                alternative minimum tax.
--------------------------------------------------------------------------------
Tax Savings     Provides the percentage of income paid by         January 31
Summary         each fund that may be exempt from state income
                tax.
--------------------------------------------------------------------------------

* The IRS does not require investment companies to issue Form 1099-DIV to report taxable dividend and capital gain distributions of less than $10 per fund account, unless the account is subject to IRS imposed backup withholding tax.

OTHER POLICIES

RIGHT TO REJECT PURCHASE OR EXCHANGE ORDERS

A fund reserves the right to reject or restrict any specific purchase or exchange request if the fund determines that doing so is in the best interest of the fund and its shareholders. Investments in a fund are designed for long-term purposes and are not intended to provide a vehicle for short-term market timing. The funds also reserve the right to reject any exchange that in the funds' opinion is part of a market timing strategy. In the event a fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

SHARE CERTIFICATES

Every time you make a purchase of Class A shares, we will credit shares to your fund account. We do not issue share certificates unless you specifically request them. Certificates are not issued on any Class B shares, Class A money market shares, or any shares in retirement accounts.

Having us credit shares on your behalf eliminates the expense of replacing lost, stolen, or destroyed certificates. If a certificate is lost, stolen, or damaged, you may be charged a replacement fee of the greater of 2% of the current value of the certificated shares or $25.

In addition, certificated shares cannot be redeemed, exchanged, or transferred until they are returned with your transaction request. The share certificate must be properly endorsed and signature guaranteed.

TRANSFERRING OWNERSHIP OF SHARES

A transfer is a change of share ownership from one customer to another. Unlike an exchange, transfers occur within the same fund. You can transfer your shares at any time. Partial transfers must meet the minimum initial investment requirement of the fund. To transfer shares, submit a letter of instruction including:

-Your account number.

-Dollar amount, percentage, or number of shares to be transferred.

-Existing account number receiving the shares (IF ANY).

-The registration with the name and taxpayer identification number of each customer receiving the shares.

-The signature of each account owner requesting the transfer with signature guarantee(s).

If First Investors is your broker-dealer, we will request that the transferee complete a Master Account Agreement to establish a brokerage account with First Investors Corporation and validate his or her social security number to avoid back-up withholding. If the transferee declines to complete a MAA, all transactions in the account must be on an unsolicited basis and the account will be so coded. Furthermore, a W-9 Form will be required to certify the taxpayer identification number.

Depending upon your account registration, additional documentation may be required to transfer shares. Transfers due to the death of a shareholder require additional documentation. Please call our Shareholder Services Department at 1 (800) 423-4026 for specific transfer requirements before initiating a request.

A transfer is a change of ownership and may trigger a taxable event. You should consult your tax advisor before initiating a transfer.

HOUSEHOLDING OF  DISCLOSURE DOCUMENTS

It is our policy to send only one copy of the fund's prospectus, annual report, and semi-annual report to all family members who reside in the same household. This reduces fund expenses, which benefits you and other shareholders.

We will continue to "household" these disclosure documents for you as long as you remain a shareholder, unless you tell us otherwise. If you do not want us to household these documents, simply call us at 1(800) 423-4026 and let us know. We will begin sending you individual copies of prospectuses, annual and semi-annual reports within 30 days of receiving your request.

RETURNED MAIL

If mail is returned to the fund marked undeliverable by the U.S. Postal Service with no forwarding address after two consecutive mailings, and the fund is unable to obtain a current shareholder address, the account status will be changed to "Do Not Mail" to discontinue future mailings and prevent unauthorized persons from obtaining account information. Telephone privileges will also be discontinued.

You can remove the "Do Not Mail" status on your account by submitting written instructions including your current address signed by all shareholders with a signature guarantee (see "When Signature Guarantees Are Required", page 18). Additional requirements may apply for certain accounts. Call Shareholder Services at 1 (800) 423-4026 for more information.

Returned dividend checks and other distributions will be reinvested in the fund when an account's status has been changed to "Do Not Mail." No interest will be paid on outstanding checks prior to reinvestment. All future dividends and other distributions will be reinvested in additional shares until new instructions are provided. If you cannot be located within a period of time mandated by your state of residence your fund shares may be turned over in accordance with state laws governing abandoned property.

Prior to turning over assets to your state, the fund will seek to obtain a current shareholder address in accordance with Securities and Exchange Commission rules. A search company may be employed to locate a current address. The fund may deduct the costs associated with the search from your account.

REINSTATEMENT PRIVILEGE

If you sell some or all of your Class A or Class B shares, you may be entitled to invest all or a portion of the proceeds in the same class of shares of a FI fund within six months of the redemption without a sales charge.

If you are reactivating a closed account, the payment must meet the Fund's minimum investment amount.

If you invest proceeds into a new fund account, you must meet the fund's minimum initial investment requirement.

Shares redeemed under our Systematic Withdrawal Plan are not eligible for reinstatement at NAV.

If you invest all the proceeds from a Class B share redemption, you will be credited, in additional shares, for the full amount of the CDSC. If you invest a portion of a Class B share redemption, you will be credited with a pro-rated percentage of the CDSC.

Automated purchases may not be used to buy shares under the reinstatement privilege. To take advantage of this privilege, Class B share reinstatement purchases must be $1,000 or more.

Please notify us if you qualify for this privilege.

YOUR PRIVACY

We use the strictest standards to safeguard your information. We obtain information from you that is necessary to make suitable investment recommendations for you, such as your occupation, age, financial resources, investment experience and objectives. We also keep track of the investments you make through us. If you purchase insurance, we also obtain information concerning your medical history, credit history, and driving record. We use your information only to process transactions that you have authorized, and to service your account. We do not disclose your information to any third party, except as permitted by law. We restrict access to your information to those persons who need to know it. We also maintain physical, electronic, and procedural measures to ensure that unauthorized persons do not obtain access to your information.

HOW TO COMMUNICATE WITH US

OUR SHAREHOLDER SERVICES DEPARTMENT
1 (800) 423-4026
Call our toll-free Shareholder Service line Monday through Friday, 9:00 a.m. to 6:00 p.m., EST, for account information or procedural assistance.

Call us to update or correct your:

|| address or phone number. For security purposes, the Fund will not honor telephone requests to change an address to a P.O. Box or "c/o" street address.

||  birth date (important for retirement distributions).

|| distribution option to reinvest or pay in cash or initiate cross reinvestment of dividends (non-retirement accounts only).

CALL US TO REQUEST:

|| Cancellation of your Systematic Withdrawal Plan (non-retirement accounts only).

||  A stop payment on a dividend, redemption or money market draft check.

||  Suspension (up to six months) or cancellation of Money Line.

||  A duplicate copy of a statement, cancelled check or tax form.

    CANCELLED CHECK FEE: $10 fee for each copy of a cancelled dividend, liquidation, or investment check. There is a $15 fee for a copy of a cancelled money market draft check.

    DUPLICATE TAX FORM FEES: Current Year......Free

                             Prior Year(s).....$7.50 per tax form per year.

||  Cancellation of cross-reinvestment of dividends.

|| A history of your account (the fee can be debited from your non-retirement account).

            FEES: 1974 - 1982*..................$10 per year fee

                  1983 - present................$5 total fee for all years

                  Current & Two Prior Years.....Free

                  *ACCOUNT HISTORIES ARE NOT AVAILABLE PRIOR TO 1974.

PROVIDED YOU HAVE TELEPHONE PRIVILEGES, YOU CAN ALSO CALL US TO:

|| Increase your total Money Line payment by a maximum of $3,600 per year using any frequency provided bank and fund account registrations are the same and by a maximum of $1,200 per year using any frequency if the bank and fund account registrations differ.

|| Change the allocation of your Money Line or Automatic Payroll Investment payment.

|| Change the amount of your Systematic Withdrawal payment on non-retirement accounts.

|| Request a share certificate to be mailed to your address of record (non-retirement accounts only).

|| Request money market fund draft checks (non-retirement accounts only) provided your account balance is at least $1,000. Additional written documentation may be required for certain registrations.


E-MAIL
You can e-mail service related inquiries to our transfer agent, Administrative Data Management Corp., at admcust@firstinvestors.com with general account inquiries such as:

|| Literature on our funds and services.

|| Prospectus, annual report, and Statements of Additional Information requests.

|| Check copy requests.

|| Duplicate statement requests.

|| Procedural inquiries.

|| Account research.


E-mail cannot be used to place purchase, exchange, transfer, and/or redemption orders. First Investors will not honor trades or address change requests e-mailed to admcust@firstinvestors.com, or any other e-mail address.

WEB ACCESS

You can access your account and a wealth of other company information at your convenience - 24 hours a day, 7 days a week- through our Web site at www.firstinvestors.com. Our Web site allows you to:

|| Review your current account balance.

|| View recent current and prior year transactions, such as investments and redemptions.

|| Check fund prices.

|| Verify that money market checks have cleared.

|| Download fund prospectuses and the current Shareholders Manual.

|| Acquaint yourself with our range of client services.

|| Explore career opportunities.

|| Download educational articles on a variety of investment-related issues.

|| Review fund descriptions and top 10 portfolio holdings.

|| Review fund performance and portfolio management.

To begin enjoying these benefits, follow the directions below:

|| Visit our Web site at www.firstinvestors.com or call us at 1 (800) 423-4026 to request web access.

|| From the home page, select YOUR ACCOUNT.

|| Click on REQUEST PASSWORD.

|| Enter your full "MASTER ACCOUNT NUMBER" or full "ACCOUNT NUMBER" AND the last four digits of your "TAXPAYER IDENTIFICATION NUMBER" (i.e., your Social Security number or Employee ID number), then click on SUBMIT.

|| Within 3 to 5 business days of your request, we will send a User Name and Password to the address of record. Safeguard this information carefully as it will allow access to your First Investors accounts.

|| After receiving your User Name and Password, visit our Web site and select the YOUR ACCOUNT section. Then click on the YOUR ACCOUNT button. ~ Enter the User Name and Password that we provided. Click on Submit. Next, enter a new Password that is meaningful to you and that you'll remember. You may want to write it down and keep it in a safe place.

|| Now, feel free to access your accounts at any time!

First Investors does not accept orders for transactions via our Web site. For trusts, estates, attorney-in-fact, corporations, partnerships, and other entities, additional documentation is required to permit web access.
Call Shareholder Services at 1(800) 423-4026 for assistance.

[LOGO] First Investors

PRINCIPAL UNDERWRITER
First Investors Corporation
95 Wall Street
New York, NY 10005
1-212-858-8000

TRANSFER AGENT
Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095
1-800-423-4026

                            PART C. OTHER INFORMATION

Item 23.       EXHIBITS

   (a)(i)    Articles of Incorporation(1)

   (a)(ii) Articles Supplementary filed with the Secretary of State of the State of Delaware on December 10, 1992(9)

   (a)(iii) Articles Supplementary filed with the Secretary of State of the State of Delaware on June 30, 1993(9)

   (a)(iv) Articles Supplementary filed with the Secretary of State of the State of Delaware on October 21, 1994(1)

   (a)(v) Articles of Amendment filed with the Secretary of State of the State of Delaware on February 13, 1996(4)

   (a)(vi) Articles of Amendment filed with the Secretary of State of the State of Delaware on November 25, 1997(4)

   (a)(vii) Articles Supplementary filed with the Secretary of State of the State of Delaware on December 18, 1998(4)

   (a)(viii) Articles Supplementary filed with the Secretary of State of the State of Delaware on March 30, 1999(9)

   (a)(ix) Articles Supplementary filed with the Secretary of State of the State of Delaware on October 13, 2000(9)

   (b)       By-laws(1)

   (c) Shareholders rights are contained in (a) Articles Sixth, Seventh and Eighth of Registrant's Articles of Incorporation previously filed as Exhibit 99.B1 to Registrant's Registration Statement; (b) Article Third of Registrant's Articles Supplementary filed with the Secretary of State of the State of Delaware on October 21, 1994;
             (c) Article First of Registrant's Articles Supplementary filed with the Secretary of State of the State of Delaware on December 18, 1998; (d) Article Second of Registrant's Articles Supplementary filed with the Secretary of State of the State of Delaware on March 30, 1999; and (e) Articles II, VII and VIII of Registrant's By-laws previously filed as Exhibit 99.B2 to Registrant's Registration Statement

   (d)(i) Investment Advisory Agreement between Registrant and First Investors Management Company, Inc.(1)

   (d)(ii)   Schedule A to Investment Advisory Agreement(9)

   (d)(iii) Subadvisory Agreement among First Investors Management Company, Inc., Registrant and Wellington Management Company LLP(9)

   (e) Underwriting Agreement between Registrant and First Investors Corporation(2)

   (f)       Bonus, profit sharing or pension plans - none

   (g)(i)    Custody Agreement between Registrant and The Bank of New York(2)

   (g)(ii)   Schedule II to Custodian Agreement(6)

   (g)(iii) Amendment to Custody Agreement between Registrant and The Bank of New York(9)

   (g)(iv) Foreign Custody Manager Agreement between Registrant and The Bank of New York(9)

   (h)(i) Organization Expense Reimbursement Agreement between Registrant and First Investors Management Company, Inc.(3)

   (h)(ii) Transfer Agent Agreement between Registrant and Administrative Data Management Corp.(5)

   (h)(iii)  Amended Schedule A to Transfer Agent Agreement(6)

   (i) Opinion and Consent of Counsel - to be filed by subsequent amendment

   (j)(i) Consent of Independent Accountants - to be filed by subsequent amendment

   (j)(ii) Powers of Attorney for Ms. Head and Messrs. Head, Reed, Rubinstein, Srygley, Sullivan and Wentworth(1)

   (j)(iii)  Power of Attorney for Mr. Grohol(6)

   (j)(iv)   Power of Attorney for Mr. Lavoie(7)

   (k)       Financial statements omitted from prospectus - none

   (l)       Initial capital agreements - none

   (m)(i)    Amended and Restated Class A Distribution Plan(2)

   (m)(ii)   Class B Distribution Plan(2)

   (n)       Amended and Restated Plan pursuant to Rule 18f-3(8)

   (o)       Reserved

   (p)(i) Code of Ethics of the First Investors family of mutual funds, their investment advisers and their underwriters(6)

   (p)(ii)   Code of Ethics of Wellington Management Company LLP(6)

   -------------------------------------------

   (1) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 9 to Registrant's Registration Statement (File No. 33-46924) filed on November 13, 1995.

   (2) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 10 to Registrant's Registration Statement (File No. 33-46924) filed on January 12, 1996.

   (3) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 12 to Registrant's Registration Statement (File No. 33-46924) filed on February 25, 1997.

   (4) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 16 to Registrant's Registration Statement (File No. 33-46924) filed on December 23, 1998.

   (5) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 26 to Registrant's Registration Statement (File No. 33-46924) filed on January 28, 2000.

   (6) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 31 to Registrant's Registration Statement (File No. 33-46924) filed on October 11, 2000.

   (7) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 32 to Registrant's Registration Statement (File No. 33-46924) filed on January 26, 2001.

   (8) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 31 to the Registration Statement of First Investors Cash Management Fund, Inc. (File No. 2-62347) filed on January 23, 2002.

   (9) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 35 to Registrant's Registration Statement (File No. 33-46924) filed on January 28, 2002.


Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

         There are no persons controlled by or under common control with the Fund.

Item 25. INDEMNIFICATION

         ARTICLE ELEVENTH OF THE ARTICLES OF INCORPORATION OF REGISTRANT PROVIDES AS FOLLOWS:

         Section 11.1. Limitation on Liability. To the maximum extent permitted by applicable law (including Maryland law and the 1940 Act) as currently in effect or as it may hereafter be amended, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

          Section 11.2. Indemnification. To the maximum extent permitted by applicable law (including Maryland law and the 1940 Act) currently in effect or as it may hereafter be amended, the Corporation shall indemnify and advance expenses as provided in the By-Laws to its present and past directors, officers, employees and agents, and persons who are serving or have served at the request of the Corporation as a director, officer, employee, partner, trustee or agent or in similar capacities for other entities.

          Section 11.3. Repeal or Modification. No repeal or modification of this Article ELEVENTH by the stockholders of the Corporation, or adoption or modification of any other provision of the Articles of Incorporation or By-Laws inconsistent with this Article ELEVENTH, shall repeal or narrow any limitation on the liability of any director or officer of the Corporation or right of indemnification available to any person covered by these provisions with respect to any act or omission which occurred prior to such repeal, modification or adoption.

         ARTICLE X, SECTION 10.01 OF THE BY-LAWS OF REGISTRANT PROVIDES AS
FOLLOWS:

         Section 10.01. INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND
AGENTS: The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he or she is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, partner, trustee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against all reasonable expenses (including attorneys' fees) actually incurred, and judgments, fines, penalties and amounts paid in settlement in connection with such Proceeding to the maximum extent permitted by law, now existing or hereafter adopted. Notwithstanding the foregoing, the following provisions shall apply with respect to indemnification of the Corporation's directors, officers, and investment adviser (as defined in the 1940 Act):

         (a) Whether or not there is an adjudication of liability in such Proceeding, the Corporation shall not indemnify any such person for any liability arising by reason of such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office or under any contract or agreement with the Corporation ("disabling conduct").

         (b)   The Corporation shall not indemnify any such person unless:

               (1) the court or other body before which the Proceeding was brought (a) dismisses the Proceeding for insufficiency of evidence of any disabling conduct, or (b) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or

               (2) absent such a decision, a reasonable determination is made, based upon a review of the facts, by (a) the vote of a majority of a quorum of the directors of the Corporation who are neither interested persons of the Corporation as defined in the 1940 Act, nor parties to the Proceeding, or
                     (b) if a majority of a quorum of directors described above so directs, or if such quorum is not obtainable, based upon a written opinion by independent legal counsel, that such person was not liable by reason of disabling conduct.

         (c) Reasonable expenses (including attorney's fees) incurred in defending a Proceeding involving any such person will be paid by the Corporation in advance of the final disposition thereof upon an undertaking by such person to repay such expenses unless it is ultimately determined that he or she is entitled to indemnification, if:

               (1) such person shall provide adequate security for his or her undertaking;

               (2) the Corporation shall be insured against losses arising by reason of such advance; or

               (3) a majority of a quorum of the directors of the Corporation who are neither interested persons of the Corporation as defined in the 1940 Act nor parties to the Proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person will be found to be entitled to indemnification.

         NUMBER 7 OF THE REGISTRANT'S INVESTMENT ADVISORY AGREEMENT PROVIDES AS FOLLOWS:

         7. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Company shall be deemed, when rendering services to the Company or acting in any business of the Company, to be rendering such services to or acting solely for the Company and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

         NUMBER 5 OF THE REGISTRANT'S SUBADVISORY AGREEMENT PROVIDES AS FOLLOWS:

         5. Liability of the Subadviser. The Subadviser agrees to perform faithfully the services required to be rendered to the Fund and each Series under this Agreement, but nothing herein contained shall make the Subadviser or any of its officers, partners or employees liable for any loss sustained by the Fund or its officers, Directors or shareholders or any other person on account of the services which the Subadviser may render or fail to render under this Agreement; provided, however, that nothing herein shall protect the Subadviser against liability to the Fund, or to any of the Series' shareholders, to which the Subadviser would otherwise be subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement. Nothing in this Agreement shall protect the Subadviser from any liabilities which it may have under the 1933 Act or the 1940 Act.

         NUMBER 12 OF THE REGISTRANT'S UNDERWRITING AGREEMENT PROVIDES AS
FOLLOWS:

         12. Limitation of Liability. The Underwriter agrees to use its best efforts in effecting the sale and public distribution of the Shares through dealers and in performing its duties in redeeming and repurchasing the Shares, but nothing contained in this Agreement shall make the Underwriter or any of its officers, directors or shareholders liable for any loss sustained by the Fund or any of its officers, directors or shareholders, or by any other person on account of any act done or omitted to be done by the Underwriter under this Agreement, provided that nothing contained herein shall protect the Underwriter against any liability to the Fund or to any of its shareholders to which the

Underwriter would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties as Underwriter or by reason of its reckless disregard of its obligations or duties as Underwriter under this Agreement. Nothing in this Agreement shall protect the Underwriter from any liabilities which it may have under the Securities Act of 1933, as amended ("1933 Act"), or the 1940 Act.

         ARTICLE XVII, NUMBERS 1 AND 14 OF THE REGISTRANT'S CUSTODY AGREEMENT PROVIDE AS FOLLOWS:

         1. Except as hereinafter provided, neither the Custodian nor its nominee shall be liable for any loss or damage, including counsel fees, resulting from its action or omission to act or otherwise, either hereunder or under any Margin Account Agreement, except for any such loss or damage arising out of its own negligence or willful misconduct. In no event shall the Custodian be liable to the Fund or any third party for special, indirect or consequential damages or lost profits or loss of business, arising under or in connection with this Agreement, even if previously informed of the possibility of such damages and regardless of the form of action. The Custodian may, with respect to questions of law arising hereunder or under any Margin Account Agreement, apply at the expense of the Fund, for and obtain the advice and opinion of counsel to the Fund or of its own counsel, at its own expense, and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such advice or opinion. The Custodian shall be liable to the Fund for any loss or damage resulting from the use of the Book-Entry System or any Depository arising by reason of any negligence or willful misconduct on the part of the Custodian or any of its employees or agents.

         14. The Fund agrees to indemnify the Custodian against and save the Custodian harmless from all liability, claims, losses and demands whatsoever, including reasonable attorney's fees, howsoever arising or incurred because of or in connection with this Agreement, including the Custodian's payment or non-payment of checks pursuant to paragraph 6 of Article XIII as part of any check redemption privilege program of the Fund, except for any such liability, claim, loss and demand arising out of the Custodian's own or its nominee's negligence or willful misconduct.

         ARTICLE V, NUMBERS 1 AND 2 OF THE REGISTRANT'S FOREIGN CUSTODY MANAGER AGREEMENT PROVIDE AS FOLLOWS:

         1. BNY shall not be liable for any costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees, sustained or incurred by, or asserted against, the Fund except to the extent the same arises out of the failure of BNY to exercise the care, prudence and diligence required by Section 2 of Article II hereof. In no event shall BNY be liable to the Fund, the Board, or any third party for special, indirect or consequential damages, or for lost profits or loss of business, arising in connection with this Agreement.

         2. The Fund shall indemnify BNY and hold it harmless from and against any and all costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees, sustained or incurred by, or asserted against, BNY by reason or as a result of any action or inaction, or arising out of BNY's performance hereunder, provided that the Fund shall not indemnify BNY to the extent any such costs, expenses, damages, liabilities or claims arises out of BNY's failure to exercise the reasonable care, prudence and diligence required by Section 2 of Article II hereof.

        NUMBERS 5 AND 6 OF THE REGISTRANT'S TRANSFER AGENT AGREEMENT PROVIDE AS
FOLLOWS:

        5. LIMITATIONS ON LIABILITY. ADM shall not be liable for any losses, claims or damages (collectively, "Damages") arising out of or in connection with ADM's performance or failure to perform its duties under this Agreement except to the extent that such Damages arise out of its negligence, reckless disregard of its duties, bad faith or willful misfeasance.

        6.    INDEMNIFICATION.

               A) The Fund shall indemnify and hold ADM harmless against any Damages or expenses (including reasonable attorneys fees) incurred in any action, suit or proceeding brought against it by any person other than the Fund, including a Shareholder, based upon ADM's services for the Fund or its Shareholders, if the Damages sought did not result from ADM's negligence, reckless disregard for its duties, bad faith or willful misfeasance.

            B) The Transfer Agent shall not pay or settle any claim, demand, expense or liability to which it may seek indemnity pursuant to paragraph (A) above an ("Indemnifiable Claim") without the express written consent of the Fund. The Transfer Agent shall notify the Fund promptly of receipt of notification of an Indemnifiable Claim. Unless the Fund notifies the Transfer Agent within 30 days of receipt of Written Notice of such Indemnifiable Claim that the Fund does not intend to defend such Indemnifiable Claim, the Fund shall defend the Transfer Agent for such Indemnifiable Claim. The Fund shall have the right to defend any Indemnifiable Claim at its own expense, such defense to be conducted by counsel selected by the Fund. Further, the Transfer Agent may join the Fund in such defense at the Transfer Agent's own expense, but to the extent that it shall so desire the Fund shall direct such defense. If the Fund shall fail or refuse to defend, pay or settle an Indemnifiable Claim, the Transfer Agent, at the Fund's expense, consistent with the limitation concerning attorney's fees expressed in (A) above, may provide its own defense.

         REFERENCE IS HEREBY MADE TO THE MARYLAND GENERAL CORPORATION LAW CORPORATIONS AND ASSOCIATIONS ARTICLE, SECTION 2-418, INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS

         The general effect of this Indemnification will be to indemnify the officers, directors, employees and agents of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a director, officer, employee or agent of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the director's, officer's, employee's or agent's office.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. I.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

        First Investors Management Company, Inc. offers investment management services and is a registered investment adviser. Affiliations of the officers and directors of the Investment Adviser are set forth in Part B, Statement of Additional Information, under "Directors/Trustees and Officers" and in its Form ADV filed with the Securities and Exchange Commission (registration number 801-7885) and is incorporated herein by reference.

         II. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT SUBADVISER

        Wellington Management Company LLP ("WMC") is an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act"). The list required by this Item 26 of officers and partners of WMC, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by WMC pursuant to the Advisers Act (SEC File No. 801-159089).

Item 27.    PRINCIPAL UNDERWRITERS

         (a) First Investors Corporation, Underwriter of the Registrant, is also underwriter for:

            Executive Investors Trust
            First Investors Cash Management Fund, Inc.
            First Investors Fund for Income, Inc.
            First Investors Global Fund, Inc.
            First Investors Government Fund, Inc.
            First Investors Insured Tax Exempt Fund, Inc.
            First Investors Multi-State Insured Tax Free Fund
            First Investors New York Insured Tax Free Fund, Inc.
            First Investors Series Fund

            First Investors Tax-Exempt Money Market Fund, Inc.
            First Investors U.S. Government Plus Fund
            First Investors Life Variable Annuity Fund A
            First Investors Life Variable Annuity Fund C
            First Investors Life Variable Annuity Fund D
            First  Investors  Life  Level  Premium   Variable  Life  Insurance
            (Separate Account B)

     (b)   The  following  persons  are  the  officers  and  directors  of the
     Underwriter:

                             Position and                   Position and
Name and Principal           Office with First              Office with
Business Address             Investors Corporation          Registrant
------------------           ---------------------          -------------

Glenn O. Head*               Chairman of the Board          Director
                             and Director

Kathryn S. Head**            Vice President                 President
and Director                 and Director


Lawrence A. Fauci*           Director                       None

John T. Sullivan*            Director                       Chairman of the
                                                            Board and Director

Marvin M. Hecker**           Executive Vice President       None

Larry R. Lavoie*             Director, Secretary and        Director
                             General Counsel

Frederick Miller**           Senior Vice President          None

Robert Flanagan*             President                      None

William M. Lipkus**          Chief Financial Officer        None
                             and Treasurer

Anne Condon**                Vice President                 None

Elizabeth Reilly**           Vice President                 None

Matthew Smith**              Vice President                 None

Concetta Durso*              Assistant Vice President       Vice President
                             and Assistant Secretary        and Secretary

                             Position and                   Position and
Name and Principal           Office with First              Office with
Business Address             Investors Corporation          Registrant
------------------           ---------------------          -------------



Randy Pagan**                Assistant Vice President       None

Mark Segal**                 Assistant Vice President       None

Carol Lerner Brown*          Assistant Secretary            Assistant
                                                            Secretary

------------------------
*    This person's principal business address is 95 Wall Street, New York, NY
     10005.
** This person's principal business address is 581 Main Street, Woodbridge, NJ 07095.

            (c)   Not applicable

Item 28. LOCATION OF ACCOUNTS AND RECORDS

         Physical possession of the books, accounts and records of the Registrant are held by First Investors Management Company, Inc. and its affiliated companies, First Investors Corporation and Administrative Data Management Corp., at their corporate headquarters, 95 Wall Street, New York, NY 10005 and administrative offices, 581 Main Street, Woodbridge, NJ 07095, except for those maintained by the Registrant's Custodian, The Bank of New York, 48 Wall Street, New York, NY 10286.


Item 29. MANAGEMENT SERVICES

         Not Applicable.

Item 30. UNDERTAKINGS

         None.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended ("1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment 36 to this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, State of New York, on the 11th day of October 2002.

                                    FIRST INVESTORS SERIES FUND II, INC.



                                    By:     /s/ Kathryn S. Head*
                                           ---------------------------
                                            Kathryn S. Head*
                                            President and Director


      Pursuant to the requirements of the 1933 Act, this Amendment No. 36 to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/ Kathryn S. Head            President and Director          October 11, 2002
-----------------------------
Kathryn S. Head*

/s/ Joseph I. Benedek          Treasurer and Principal         October 11, 2002
-----------------------------  Accounting Officer
Joseph I. Benedek

/s/ Glenn O. Head              Director                        October 11, 2002
-----------------------------
Glenn O. Head

/s/ Robert M. Grohol           Director                        October 11, 2002
-----------------------------
Robert M. Grohol*

/s/ Larry R. Lavoie            Director                        October 11, 2002
-----------------------------
Larry R. Lavoie

/s/ Rex R. Reed                Director                        October 11, 2002
-----------------------------
Rex R. Reed*

/s/ Herbert Rubinstein         Director                        October 11, 2002
-----------------------------
Herbert Rubinstein*

/s/ James M. Srygley           Director                        October 11, 2002
-----------------------------
James M. Srygley*

/s/ John T. Sullivan           Chairman of the Board           October 11, 2002
-----------------------------  and Director
John T. Sullivan*

/s/ Robert F. Wentworth        Director                        October 11, 2002
-----------------------------
Robert F. Wentworth*



*  By:    /s/ Larry R. Lavoie
        ------------------------
        Larry R. Lavoie
        (Attorney-in-Fact)